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                                                                    EXHIBIT 10.1

                          STANDARD FORM OF OFFICE LEASE

                     The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this 9th day of MAY 1997, between A & R REAL ESTATE, INC., having an address at 105 Madison Avenue, New York, New York 10016 party of the first part, hereinafter referred to as OWNER, and NELSON COMMUNICATIONS INC., a Delaware corporation having an address at 41 Madison Avenue, New York, New York party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner the premises (hereinafter referred to as the "premises", "Demised Premises" or "Premises") consisting of the rentable area of the entire sixteenth (16th) and seventeenth (17th) floors in the building known as 105 Madison Avenue in the Borough of Manhattan, City of New York, for the term of approximately ten (10) years commencing as set forth below (or until such term shall sooner cease and expire as hereinafter provided) both dates inclusive, at an annual fixed rental rates of Five Hundred Twenty-five Thousand ($525,000.00) Dollars for the first five (5) "Lease Years" (as defined below) of the Term and Five Hundred Seventy-five Thousand ($575,000.00) Dollars commencing on the first day of the sixth (6th) Lease year until the scheduled "Expiration Date" (as defined below) which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction, except as otherwise provided in this Lease except that Tenant shall pay the first monthly installment on the execution hereof.

         In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

         The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent: 1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy:                 2. Tenant shall use and occupy demised premises for
                           general, administrative and executive offices and for no other purpose.

Tenant Alterations:

3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent except as otherwise provided for in this Lease. Owner's consent to interior non-structural alterations

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shall not be unreasonably withheld. Tenant shall not be obligated to remove the stairway between the two (2) floors comprising the Demised Premises. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner which consent shall not be unreasonably withheld or delayed. With respect to alterations after the initial work, Owner shall review and respond to a request for consent to alterations within ten (10) days after submission of such request accompanied by reasonably appropriate plans and specifications and to a request for the approval of any contractor within five (5) days after submission of information regarding the contractor which shall be sufficient for Owner to base its approval. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly on request duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may reasonably require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days after notice at Tenant's expense, by payment or filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises. Tenant shall be required to remove its movable equipment, furniture, furnishings and other personal property from the Demised Premises upon the expiration of the Term. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises Tenant shall immediately and at its expense, repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

Maintenance and Repairs:

4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. To the extent not covered by Owner's insurance, Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from the negligence or willful misconduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done

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for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Owner shall maintain the sprinkler riser servicing the Demised Premises. Tenant shall connect to that riser and install and maintain the sprinkler system within the Demised Premises at Tenant's expense. Owner shall repair and, to the extent necessary, replace any portion or components of the original existing air-conditioning units servicing the Demised Premises. Tenant shall repair any additional air-conditioning units or systems installed by or on behalf of Tenant. On the Commencement Date, the electrical, plumbing, heating and original air-conditioning systems shall be in good working order. On the Commencement Date, the building sprinkler system servicing the Demised Premises shall be in good working order. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. Except as may be otherwise provided for in this Lease, there shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. In performing any repairs or alterations to the Demised Premises, Owner shall exercise reasonable due diligence so as not to cause unreasonable interference with Tenant's business operations. Except in the case of an emergency, prior to commencing any such work, Owner shall give Tenant reasonable advance notice of the commencement of such work and permit a representative of Tenant to be present during the performance of any such work. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window Cleaning:

5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.


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Requirements of Law, Fire Insurance, Floor Loads:

6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein (as opposed to the mere use of the Demised Premises as general business and executive offices) violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto or unless the need for any repairs or alterations arises by reason of any alterations proposed by Tenant. Except to the extent Tenant is required to do so, Owner shall comply with all such laws, orders, rules, or regulations which shall impose any violation or duty to perform repairs or alternations or install improvements to the building or the Demised Premises, provided that Owner's failure to comply would adversely affect the Demised Premises or Tenant's use thereof. Owner represents that as of the date of this Lease, there are no existing violations of record which affect the Demised Premises, including any violations of local laws 5, 10 and 16 (as amended). Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate

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shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of al fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Notwithstanding the foregoing, Tenant shall not be liable for any increase in insurance premiums by reason of Tenant's use of the Demised Premises for the uses permitted under this Lease. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. [Intentionally Omitted] Owner reserves the right to prescribe the weight and position of all safes. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's reasonable judgement, to absorb and prevent excessive vibration, noise and annoyance.

Subordination:

7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Property Loss, Damage Reimbursement Indemnity:

8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence or willful misconduct of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed or darkened by reason of repairs or maintenance to the building (or permanently closed, darkened or bricked up, if required by law) Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction provided that in the case of a temporary closing or darkening, Owner shall act diligently to reduce the duration of such closing or darkening and minimize any interference with the conduct of Tenant's

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business during such period. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the negligence or willful misconduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees, Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:

9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give notice thereof to Owner promptly after Tenant becomes aware of same and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed and the Demised Premises made accessible to Tenant shall be apportioned from the day following the casualty according to the part of the premises which is usable.
(c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. If the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be less than 120 nor more than 180 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as

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promptly as reasonably possible, all of Tenant's salvageable inventory and moveable equipment, furniture, and other property. Tenant's liability for rent shall resume after the Demised Premises is accessible to Tenant, but not sooner than fifteen (15) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (d) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look to any insurance in its favor for recovery for loss or damage resulting from fire or other casualty, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b) and (d) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:

10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixture and equipment at the end of the term and provided further such claim does not reduce Owner's award.

Assignment, Mortgage, Etc.:

11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representative, successor and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant,

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Owner may, after default by Tenant, collect rent from the assignee, under-
tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current:

12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times upon reasonable notice to Tenant to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling, do not reduce Tenant's useable space by more than 1%, are consistent with Tenant's decor, and do not interfere with the conduct of Tenant's business operations. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise provided that Owner shall exercise due diligence to minimize any interference with the conduct of Tenant's business operations. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours upon reasonable notice to Tenant for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit in entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary in the event of an emergency by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or

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substantially all of Tenant's property therefrom Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault, Vault Space, Area:

14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction.

Occupancy:

15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part a true copy of which has been delivered to Tenant. Owner shall not amend the certificate of occupancy during the term of this Lease to preclude the use of the Demised Premises as general administrative or executive offices or to reduce the number of persons who may occupy the Demised Premises. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises except as otherwise provided for in this Lease.

Bankruptcy:

16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be canceled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor, and the failure of Tenant to have such case dismissed or vacated within ninety (90) days after the filing thereof; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.


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         (b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:

17. (1) If Tenant defaults in fulfilling any of the covenants of this lease or if the demised premises are abandoned or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant: or if this lease be rejected under Section 365 of Title 11 of the U.S. Code (bankruptcy code); then, in any one or more of such events, upon Owner serving a written ten (10) days' notice to Tenant in the case of Tenant's failure to pay rent or additional rent, and a twenty (20) day notice with respect to any other default specifying the nature of said default and upon the expiration of the applicable period, if Tenant shall have failed to comply with or remedy such default, or except for a default in the payment of rent or additional rent if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within the applicable period, and if Tenant shall not have diligently commenced curing such default within such period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written seven (7) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said seven
(7) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such seven (7) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

         (2) If the notice provided for in (1) hereof shall have been given and the notice and any grace period shall have expired without Tenant curing the default in the payment of rent or additional rent or without Tenant curing or commencing to cure (as provided for above) any other default and the term shall expire as aforesaid: then and in any of such events Owner may without notice, re-enter the demised premises and dispossess Tenant by summary proceedings and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

Remedies of Owner and Waiver of Redemption:

18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or other wise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such reletting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses:

19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice in the case of an emergency, and upon five (5) days' notice in all other cases, perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys' fees, in instituting, prosecuting or defending any action or proceeding, and prevails in any such action or proceeding then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within thirty (30) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner, as damages.

Building Alterations and Management:

20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known provided that access to the Demised Premises and the building shall not be impaired and reasonable advance notice is given to Tenant. Except as otherwise provided in this Lease, there shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner:

21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the demised premises and is thoroughly acquainted with their condition and except as otherwise provided in this Lease agrees to take the same "as is" but in broom clean condition and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment, is sought.

End of Term:

22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damage by fire, other casualty and the negligence or willful misconduct of Owner, its agents, employees and licensees and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its personal property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at 6:00 p.m. on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:

24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in condition required by this lease. If permission is given to Tenant to enter into the possession of the demises premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease except the obligation to pay the fixed annual rent set forth in the preamble to this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of
Section 223-a of the New York Real Property Law. The foregoing provisions of this printed Article 24 shall not apply to the original premises initially demised under this Lease.

No Waiver:

25. The failure of Owner or Tenant, as the case may be to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or in the case of Owner of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner or Tenant, as the case may be unless such waiver be in writing signed by Owner or Tenant, as the case may be. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury:

26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises. Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

Inability to Perform:

27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures, or other materials if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause beyond Owner's reasonable control including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency. The lack of funds shall not be deemed to be a cause beyond any party's control.

Bills and Notices:

28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally, with receipt acknowledged, or sent by registered or certified mail, return receipt requested, addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant and with a copy of notices to Tenant to Mr. Wayne Nelson, Chairman at the Demised Premises, and a copy to Ray Sanseverino, Esq., Corbin, Silverman & Sanseverino LLP, 805 Third Avenue, 11th Floor, New York, New York and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant if delivered personally, or three (3) business days after mailing, if sent by certified mail. Any notice by Tenant to Owner must be served personally with receipt acknowledged or by registered or certified mail, return receipt requested, addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Services Provided by Owners:

29. Owner at its expense shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m.; (c) water for ordinary cleaning and lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge). Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered. Said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner reasonably satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (d) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, electric, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service. Owner at any time may substitute automatic control elevator service and proceed diligently with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder.

Captions:

30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions:

31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder except in the performance of work which Owner shall have approved pursuant to the provisions of this Lease and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder except in the performance of work which Owner shall have approved pursuant to the provisions of this Lease. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days as observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation-Shoring:

32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:

33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given pursuant to Article 28 of this Lease. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Estoppel Certificate:

34. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Successors and Assigns:

35. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.



                  SEE RIDER ATTACHED TO AND MADE A PART HEREOF.

IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:                                A & R REAL ESTATE, INC.

By: /s/ Signature Illegible                       By:  /s/ Signature Illegible
                                                          President

Witness for Tenant:                               NELSON COMMUNICATIONS INC.

By: /s/ Signature Illegible                       By: /s/ W. K. Nelson
                                                          President

                                 ACKNOWLEDGMENTS

CORPORATE OWNER STATE OF NEW YORK, ss.:
COUNTY OF

On this day of ____________, 19   before me personally came _______________ to
me known, who being by me duly sworn, did depose and say that he resides in _______________; that he is the ______________ of ________________ the corporation described in and which executed the foregoing instrument, as OWNER; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                               _________________________________

CORPORATE TENANT STATE OF NEW YORK, ss.:
COUNTY OF

On this day of ____________, 19   before me personally came _______________ to
me known, who being by me duly sworn, did depose and say that he resides in ___________; that he is the ______________ of ________________ the corporation described in and which executed the foregoing instrument, as OWNER; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                               _________________________________

INDIVIDUAL OWNER STATE OF NEW YORK,                    ss.:
COUNTY OF
On this ___ day of __________ 19__, before me personally came _____________ to me known and known to me to be the individual described in and who, as OWNER, executed the foregoing instrument and acknowledged to me that he executed the same.

                                              __________________________________

INDIVIDUAL TENANT STATE OF NEW YORK,                   ss.:
COUNTY OF
On this ___ day of __________ 19__, before me personally came _____________ to me known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the same.

                                              __________________________________

                                    GUARANTY

                  FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant." As a further inducement to Owner to make this lease and in consideration thereof. Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guarantee that Owner and the undersigned shall and do hereby waive trial by jury.

Dated:                                                                19


Guarantor


Witness


Guarantor's Residence


Business Address


Firm Name



STATE OF NEW YORK ) ss

COUNTY OF )


On this ___ day of ____________ 19__ before me personally came
________________________ to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same

                                                                          Notary

                             IMPORTANT - PLEASE READ

                      RULES AND REGULATIONS ATTACHED TO AND

                            MADE A PART OF THIS LEASE

                         IN ACCORDANCE WITH ARTICLE 33.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building. Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the building or on the inside of the demised premise if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant. Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part except in the performance of work which Owner shall have approved pursuant to the provisions of this Lease. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner which consent shall not be unreasonably withheld or delayed. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease or which these Rules and Regulations are a part.

9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate in prevent the same.

10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

11. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

12. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Owner's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.

13. Refuse and Trash. (1) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations of all state, federal, municipal, and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Such separate receptacles may, at Owner's option, be removed from the demised premises in accordance with a collection schedule prescribed by law. Tenant shall remove, or cause to be removed by a contractor acceptable to Owner, at Owner's sole discretion, such items as Owner may expressly designate. (2) Owner's Rights in Event of Noncompliance. Owner has the option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by law or (b) which consists of such items as Owner may expressly designate for Tenant's removal, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Building Rule 15, and, at Tenant's sole cost and expense, shall indemnity, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Owner.



 [CHART OMITTED]

         RIDER ANNEXED TO LEASE DATED MAY 9, 1997 BETWEEN A & R REAL ESTATE, INC., AS OWNER, AND NELSON COMMUNICATIONS INC., AS TENANT.

37.      RIDER PROVISIONS PREVAIL:
         ------------------------
         If and to the extent that any of the provisions of this Rider conflict or are otherwise inconsistent with any of the preceding provisions of this lease, the provisions of this Rider shall prevail.

38.      OWNER'S WORK:
         ------------
         (a) Owner and Tenant shall comply with the terms and conditions of the "Building Standard Work Letter" attached to and made a part of this Lease as Exhibit A with respect to the preparation of the Demised Premises for Tenant's occupancy. Reference to "Landlord" in Exhibit A shall be deemed to refer to Owner. Reference to "Owner's Work" means the work described as Landlord's Work on Exhibit A. The terms and conditions of Exhibit A shall control with respect to the performance of Owner's Work and "Tenant's Work" (as defined in Exhibit
A). Owner's Work shall be performed in accordance with applicable legal requirements in a good and workmanlike manner. Other than the existing air-conditioning units servicing the Demised Premises, all equipment installed and materials used as part of Owner's Work shall be new.

          (b) If Owner shall not substantially complete Owner's Work by December 31, 1997 (the "Outside Date"), Tenant may elect to terminate this Lease by giving notice to Owner within forty-five (45) days after that right to terminate shall arise. Upon any such termination, neither party shall have any further' rights or obligations hereunder except that Owner shall return any rent which may have been prepaid by Tenant. The Outside Date shall be extended for the period of any delay in the commencement of or performance of Owner's Work caused by Tenant, its agent, employees or contractors, including changes and substitutions requested by Tenant and Tenant's failure to deliver the plans and specifications required by Part B of Exhibit A - Part I by the "Submission Date" (as defined therein).

          (c) Within thirty (30) days following Delivery of Possession (as defined below), Tenant shall prepare and deliver to Landlord a punch list setting forth any deficiencies or defects in Owner's Work. Upon receipt of that list, Owner shall correct any such defects or deficiencies. Provided that Tenant shall deliver such a punch list within that thirty (30) day period, Owner shall correct any defects in Owner's Work which shall arise within one (1) year following Delivery of Possession. The foregoing warranty shall not apply to the ceiling at the Demised Premises if Tenant shall require an open ceiling plan.

39.      BASIC BUILDING WORK:
         -------------------
         In addition to Owner's Work, Owner agrees to perform certain work at other portions of the Building outside of the Demised Premises in accordance with a work schedule established by Owner. Such other work is described as the "Basic Building Work" and is listed on Exhibit B attached to and made a part of this Lease. Owner shall substantially complete the installation of the thermopane windows at the Demised Premises by August 1, 1997. Owner shall complete its renovation of the lobby of the building by December 31, 1997. If Owner fails to substantially complete the renovation of the lobby of the Building by December 31, 1997, from and after that date and until the renovation of the lobby shall be substantially completed, the fixed annual rent payable hereunder shall be reduced by ten (10%) percent.

40.      TERM, COMMENCEMENT AND EXPIRATION DATES:
         ---------------------------------------
         A. The "Commencement Date" of the term of this lease shall be the date of Delivery of Possession of the Demised Premises.

         B. The "Expiration Date" of this lease shall be October 31, 2007. If this lease is canceled before the "Expiration Date", the effective date of cancellation shall be the "Expiration Date".

         C. "Lease Year" means each period of twelve (12) consecutive months occurring within the Term of this Lease except that if the Commencement Date is not the first day of a month, the first Lease Year shall consist of the partial calendar month in which the Term commenced together with the next twelve (12) full calendar months and except that the last Lease Year shall end on the Expiration Date.

41.      DELIVERY OF POSSESSION AND ENTRY BY TENANT:
         ------------------------------------------
         A. Delivery of Possession shall occur when Owner shall notify Tenant that Owner's Work is substantially complete and that the Tenant may take possession of the Demised Premises.

         B. Subject to the provisions set forth below, when Owner's Work has progressed sufficiently in Owner's reasonable judgment to permit Tenant to do so, and provided that in Owner's judgment entry and performance of work by Tenant shall not interfere with or delay the performance of Owner's Work or result in a possible or threatened work stoppage, labor dispute or labor difficulty of any nature, Tenant may enter the Demised Premises prior to Delivery of Possession for the purpose of wiring and/or cables for Tenant's telephone and computer systems. If after any such entry by Tenant, a delay or interference with Owner's Work, a work stoppage or labor dispute or difficulty of any kind shall occur or be threatened, Tenant shall be required to cease such work and activities. Tenant shall be responsible for any damage to any portion of the Demised Premises and Owner's Work arising as a result of Tenant's entry or the activities of Tenant, its contractors or their respective employees. Except for the payment of rent, any such entry by Tenant shall be subject to all of the terms and conditions of this Lease.

42.      ESCALATION FOR WAGE RATES:
         -------------------------
         A.       For the purposes of this lease:

                  1. The term "Escalation Year" shall mean each calendar year which shall include any part of the term of this Lease.

                  2. The term "R.A.B." shall mean the Realty Advisory Board on

Labor Relations, Incorporated, or its successor.

                  3. The term "Local 32B" shall mean Local 32B-32J of the Building Service Employees International Union, AFL-CIO, or its successor.

                  4. The term "Class A Office Buildings" shall mean office buildings in the Class A category under the building operating agreement between R.A.B. and Local 32B.

                  5. The term "Wage Rates" with respect to any Escalation Year shall mean the regular average hourly wage rate, exclusive of fringe benefits, required to be paid to Porters in Class A Office Buildings pursuant to any agreement between R.A.B. and Local 32B in effect during such Escalation Year, provided that if any such agreement shall require Porters to be regularly employed on days or during hours when overtime or other premium pay rates are in effect, then the term "regular average hourly wage rate" shall mean the regular average hourly wage rate for the hours in a calendar week which Porters are required to be regularly employed (whether or not actually at work in the building). If there is no such agreement in effect as of the date of Owner's Statement on which such regular average hourly wage rate is determinable, the computations shall be made on the basis of the regular average hourly wage rate being paid by Owner or by the contractor performing porter or cleaning services for Owner as of the date of such Owner's Statement and appropriate retroactive adjustments shall be made when the regular average hourly wage rate paid as of such Owner's Statement is finally determined. If length of service shall be a factor in determining the wage rate, it shall be conclusively presumed that all employees have five (5) or more years of service.

                  6. The term "Porters" shall mean that classification of employee engaged in the general maintenance and operation of Class A Office Buildings most nearly comparable to the classification now applicable to porters in the current agreements between R.A.B. and Local 32B (which classification is presently termed "others" in said agreement).

         B. 1. Commencing on the first anniversary of the Commencement Date and thereafter during the Term, for each Escalation Year or partial Escalation Year occurring during the term of this Lease, Tenant shall pay ("Tenant's Operating Payment") a sum equal to 25,000 multiplied by the number of cents (inclusive of any fractions of a cent) of any increase in Wage Rates above those in effect as of December 31, 1997. Any such payment shall be effective as of, and retroactive to, if necessary, the date of such increase in Wage Rates.

                  2. Owner shall furnish to Tenant, prior to the commencement of each Escalation Year, a written statement setting forth Owner's estimate of Tenant's Operating Payment for such Escalation Year. Tenant shall pay to Owner on the first day of each month during such Escalation Year an amount equal to one-twelfth (1/12th) of Owner's estimate of Tenant's Operating Payment for such Escalation Year. The Owner's estimate shall be based upon the published Wage Rate, if any, for the new Escalation Year. If the Wage Rate for the new Escalation Year shall not be known, then Owner's estimate may not exceed one hundred eight (108%) percent of Tenant's Operating Payment for the immediately prior Escalation Year. If, however, Owner shall furnish any such estimate for an Escalation Year subsequent to the commencement thereof, then (a) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Owner on the first day of each month an amount equal to the monthly sum payable by Tenant to Owner under this Section in respect of the last month of the preceding Escalation Year; (b) promptly after such estimate is furnished to Tenant or together therewith, Owner shall give notice to Tenant stating whether the installments of Tenant's Operating Payment previously made for such Escalation Year were greater or less than the installments of the Tenant's Operating Payment to be made for such Escalation Year in accordance with such estimate, and (i) if there shall be a deficiency, "Tenant shall pay the amount thereof within thirty (30) days after demand therefor, or (ii) if there shall have been an overpayment, Owner shall either refund to Tenant the amount thereof or permit Tenant to credit the amount thereof against subsequent rent payments until Tenant is reimbursed; and (c) on the first day of the month following the month in which such estimate is furnished to Tenant, and monthly thereafter throughout the remainder of such Escalation Year, Tenant shall pay to Owner an amount equal to one-twelfth (1/12th) of Tenant's Operating Payment shown on such estimate. Owner may at any time or from time to time furnish to Tenant a revised statement of Owner's estimate of Tenant's Operating Payment for such Escalation Year; and in such case, Tenant's Operating Payment for such Escalation Year shall be adjusted and paid or refunded, as the case may be, substantially in the same manner as provided in the preceding sentence.

                  3. Within ninety (90) days after the end of each Escalation Year, Owner shall furnish to Tenant a Owner's Statement for such Escalation Year. If the Owner's Statement shall show that the sums paid by Tenant under this Section exceeded Tenant's Operating Payment paid by Tenant for such Escalation Year, Owner shall either refund to Tenant the amount of such excess or permit Tenant to credit the amount of such excess against subsequent rent payments until Tenant is reimbursed; and if the Owner's Statement for such Escalation Year shall show that the sums so paid by Tenant were less than Tenant's Operating Payment paid by Tenant for such Escalation Year, Tenant shall pay the amount of such deficiency within thirty (30) days after demand therefor.

                  4. The computation under this Article is intended to constitute a formula for an agreed rental escalation and may or may not constitute an actual reimbursement to Owner for its costs and expenses paid by Owner with respect to the building.

                  5. If the first anniversary of the Commencement Date or if the Expiration Date shall occur on a date other than January 1 or December 31, respectively, any additional rent under this Article for the Escalation Year in which the first anniversary of the Commencement Date or Expiration Date shall occur shall be apportioned in that percentage which the number of days in the period from the first anniversary of the Commencement Date to December 31 or from January 1 to the Expiration Date, as the case may be, both inclusive, shall bear to the total number of days in such Escalation Year. In the event of a termination of this Lease, any additional rent under this Article shall be paid or adjusted within thirty (30) days after submission of a Owner's Statement. In no event shall fixed rent ever be reduced by operation of this Article and the rights an obligations of Owner and Tenant under the provisions of this Article with respect to any additional rent shall survive the termination of this Lease.

         C. Owner's failure to render Owner's Statement with respect to any Escalation Year shall not prejudice Owner's right to thereafter render a Owner's Statement with respect thereto or with respect to any subsequent Escalation Year. Nothing herein contained shall restrict Owner from issuing Owner's Statement at any time there is an increase in Wage Rates during any Escalation year or any time thereafter. Notwithstanding the foregoing, if Owner fails to render Owner's Statement for any Escalation Year for more than three (3) years after the statement shall be due, Owner shall be precluded from thereafter rendering Owner's Statement with respect to that Escalation Year and Tenant shall not be required to pay any deficiency with respect to that Escalation Year.

         D. Within ninety (90) days following receipt of Owner's Statement for any Escalation Year, Tenant shall have the right to dispute the correctness of and method in which Tenant's Operating Payment for that Escalation Year was determined. If Tenant shall elect to do so, Tenant shall nevertheless be obligated to pay Tenant's Operating Payments pursuant to Landlord's Statement until the dispute is resolved. Tenant shall be entitled to inspect Owner's records with respect to the calculation of Tenant's Operating Payment. If the parties are unable to resolve any such dispute, upon the request of a party, the parties shall submit the dispute to arbitration before the New York City office of the American Arbitration Association. The cost of the arbitration, including actual out-of-pocket attorneys' fees, shall be borne entirely by the party against whom the arbitrator shall decide. The finding of the arbitrator shall be binding upon the parties. Notwithstanding anything to the contrary, Tenant shall have no right to elect to resolve any such dispute by arbitration and Landlord shall not be required to do so if Tenant shall be in default in the payment of fixed rent, additional rent or in default of any other material obligation under the Lease beyond any applicable cure period either at the time a dispute shall arise, at the time the election to arbitrate is sought to be made by Tenant, or at the time an arbitration is scheduled to commence.

43.      ESCALATION FOR INCREASE IN REAL ESTATE TAXES:
         --------------------------------------------
         A.       As used herein:

                  1. "Taxes" shall mean all real estate taxes, assessments, sewer and water rents, governmental levies, municipal taxes, county taxes or any other governmental charge, general or special, ordinary or extraordinary, unforeseen as well as foreseen, of any kind or nature whatsoever, which are or may be assessed, levied or imposed upon all or any part of the land known as and located at 105 Madison Avenue, New York, New York, the Building, and the sidewalks or streets in front of or adjacent thereto, including any tax, excise or fee measured by or payable with respect to any rent, and levied against Owner and/or land and building under the laws of the United States, the State of New York, or any political subdivision thereof, or by the City of New York, or any political subdivision thereof. Except as provided for below, "Taxes" shall not include income, franchise, estate, capital gains, recording, transfer, excise, occupancy, gift, capital stock or inheritance taxes of Owner or any penalties or interest due to a late payment. If, due to a future change in the method of taxation or in the taxing authority, a new or additional real estate tax, or a franchise, income, transit, profit or other tax or governmental imposition, however designated, shall be levied against Owner and/or the land and building, in addition to, or in substitution in whole or in part of any tax which would constitute "Taxes", or in lieu of additional Taxes, such tax or imposition shall be deemed for the purposes hereof to be included within the term "Taxes" provided that any such Taxes are calculated as if the Building was Owner's sole asset.

                  2. "Tax Year" shall mean each period of twelve (12) months, commencing on the first day of July, which occurs in whole or in part of the term of this lease.

                  3. "Base Tax" shall mean the Taxes for the twelve (12) month period commencing July 1, 1997 and ending June 30, 1998 (the "Base Tax Year").

                  4. "Tenant's Proportionate Share" means ten (10%) percent.

         B. If the Taxes for any Tax Year or portion of a Tax Year shall be greater than the Base Tax, Tenant shall pay as additional rent for such Tax Year a sum equal to Tenant's Proportionate Share of the amount by which the Taxes for such Tax Year are greater than the Base Tax (which amount is hereinafter called the "Tax Payment") within thirty (30) days after Owner renders its bill accompanied by a photocopy of the current real estate tax bill. Owner shall not be required to send a copy of a tax bill more than one time each year. Should this lease terminate prior to the expiration of a Tax Year, such Tax Payment shall be prorated to, and shall be payable on, or as and when ascertained after, the Expiration Date as the case may be. Tenant's obligation to pay such additional rent shall survive the termination of this lease for up to fifteen
(15) months. If the Taxes for any Tax Year subsequent to the Base Tax Year, or an installation thereof, shall be reduced before such Taxes, or such installment, shall be paid, the amount of Owner's reasonable costs and expenses of obtaining such reduction (but not exceeding the amount of such reduction) shall be added to and be deemed part of the Taxes for such Tax Year. Payment of additional rent for any Tax Payment due from Tenant shall be made as and subject to the conditions hereinafter provided in this Article.

         C. Only Owner shall be eligible to institute proceedings to contest the Taxes or reduce the assessed valuation of the land and Building. Owner shall be under no obligation to contest the Taxes or the assessed valuation of the land and the building for any Tax Year or to refrain from contesting the same, and may settle any such contest on such terms as Owner in its sole judgment considers proper. If Owner shall receive a refund for any Tax Year for which a Tax Payment shall have been made by Tenant pursuant to Paragraph B above, Owner shall repay to Tenant, with reasonable promptness but not exceeding thirty (30) days, the lesser of (i) Tenant's Proportionate Share of such refund after deducting from such refund the reasonable costs and expenses (including experts' and attorneys' fees) of obtaining such refund or (ii) the applicable Tax Payment made by Tenant less Tenant's proportionate share of such costs and expenses in obtaining that refund. If the assessment for the Base Tax Year shall be reduced from the amount originally imposed after Owner shall have rendered a comparative statement (as provided in Paragraph D below) to Tenant with respect to a Tax Year, the amount of the Tax Payment shall be adjusted in accordance with such change and Tenant, on Owner's demand, shall pay any increase in additional rent resulting from such adjustment.

         D. At any time during or prior to a Tax Year after the Taxes for such Tax Year become known, Owner may, or else with reasonable promptness after the end of each Tax Year, Owner shall render to Tenant a comparative statement showing the amount of the Base Tax, the amount of the Taxes for such Tax Year and the Tax Payment, if any, due from Tenant for such Tax Year and indicating in reasonable detail the computation of such Tax Payment. The Tax Payment shown on such comparative statement may, at Owner's option, be payable in full within twenty (20) days prior to the due date of such taxes or in monthly installments as Owner may determine. Tenant shall pay the Tax Payment shown on such comparative statement (or the balance of a proportionate installment thereof, if only an installment is due) concurrently with the installment of fixed rent then or next due. However, if such statement shall be rendered at or after the termination of this lease the total Tax Payment shall be payable within thirty
(30) days after such rendition.

         E. Owner's failure during the lease term to prepare and deliver any tax statements or bills, or Owner's failure to make a demand under this Article or under any other provision of this lease shall not in any way be deemed to be a waiver of, or cause Owner to forfeit or surrender, its rights to collect any items of additional rent which may have become due pursuant to this Article provided, however, Owner may not render a bill for any Tax Year which has occurred more than three (3) full tax years prior to the time Owner shall first seek to render Owner's bill. Owner's obligation to refund any overpayments shall survive the expiration or sooner termination of this lease.

         F. In no event shall any adjustment of Tax Payments hereunder result in a decrease in the fixed rent or additional rent payable pursuant to any other provision of this lease, it being agreed that the payment of additional rent under this Article is an obligation supplemental to Tenant's obligation to pay fixed rent except for any refund or credit due to Tenant on account of Taxes paid by Tenant.

         G. If Tenant shall dispute the accuracy of any bill submitted by Owner pursuant to this rider Article 43, Tenant shall nevertheless be obligated to pay the amount which has been billed by Owner. If the parties are unable to resolve the dispute, upon the request of a party, the parties shall submit the dispute to arbitration before the New York City office of the American Arbitration Association. The cost of the arbitration, including actual out-of-pocket attorneys' fees, shall be borne entirely by the party against whom the arbitrator shall decide. The finding of the arbitrator shall be binding upon the parties. Notwithstanding anything to the contrary, Tenant shall have no right to elect to resolve any such dispute by arbitration and Landlord shall not be required to do so if Tenant shall be in default in the payment of fixed rent, additional rent or in default of any other material obligation under the Lease beyond any applicable cure period either at the time a dispute shall arise, at the time the election to arbitrate is sought to be made by Tenant, or at the time an arbitration is scheduled to commence.

         H. Notwithstanding the foregoing, Tenant shall not have the obligation to pay any increases in Taxes arising from an expansion of the Building.

44.      ELECTRICITY:
         -----------

         A. Electricity shall be supplied to the Demised Premises in accordance with the provisions of Paragraph B of this Article.

         B. 1. Electricity shall be supplied by Owner to service the Demised Premises on a submetering basis. Tenant shall pay to Owner, as additional rent, the sum of (a) the "actual out-of-pocket cost of Owner to supply electric current to the Demised Premises" plus (b) five (5%) percent of Owner's actual cost (which sum is referred to herein as "Electrical Charges"). For the purposes hereof, Owner's actual out-of-pocket cost to supply electrical service to the Demised Premises include the actual cost of the electricity as recorded on the submeter or submeters servicing the Demised Premises, any fuel adjustments relating to the cost of such electricity that may be billed to Owner, any special assessments, sales or other taxes or charges imposed by any governmental authority on Owner and any other payment, charge, tax, penalty or cost actually incurred by Owner in order to supply electrical current to the Demised Premises. Landlord shall repair and maintain the submeters servicing the Demised Premises. Landlord represents that at least five (5) watts per square foot of floor area of the Demised Premises, inclusive of the electricity used to operate the main air-conditioning units at the Demised Premises, is available for use at the Demised Premises.

                  2. If more than one meter measures the electrical service to the Demised Premises, the service rendered through each meter shall be separately computed and billed in accordance with the charges, taxes, terms and rates stated herein. Landlord represents that the meters servicing the Demised Premises do not measure electricity consumed on any other floor.

                  3. Bills for Electrical Charges shall be rendered monthly. Electrical Charges shall commence on the date of Delivery of Possession. Electrical Charges shall be deemed to be, and be paid as, additional rent without set-off or deduction.

                  4. If Tenant disputes the accuracy of any bill, Tenant shall nonetheless pay the amount billed pending resolution of the dispute. Tenant shall be permitted to review Landlord's books and records pertaining the manner in which Tenant's electric bill was calculated. Tenant may not dispute the accuracy of any bill more than one (1) year after it was rendered and bills more than one (1) year old which Tenant has not previously disputed shall conclusively be deemed to be correct. If the parties are unable to resolve any such dispute, at the request of a party, the parties shall submit the dispute to arbitration before the New York

City office of the American Arbitration Association. The cost of the arbitration, including actual out-of-pocket attorneys' fees, shall be borne entirely by the party against whom the arbitrator shall decide. The finding of the arbitrator shall be binding upon the parties. Notwithstanding anything to the contrary, Tenant shall have no right to elect to resolve any such dispute by arbitration and Landlord shall not be required to do so if Tenant shall be in default in the payment of fixed rent, additional rent or in default of any other material obligation under the Lease beyond any applicable cure period either at the time a dispute shall arise, at the time the election to arbitrate is sought to be made by Tenant, or at the time an arbitration is scheduled to commence.

         C. Owner shall not in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements unless caused by the negligence or willful misconduct of Owner or Owner's representatives or agents. Tenant's use of electric current in the Demised Premises shall not at any time exceed the capacity of any of the electrical conductors and facilities in or otherwise serving the Demised Premises. In order to insure that such capacity is not exceeded and to avert any possible adverse effect upon the Building's electric service, Tenant shall not, without Owner's prior written consent in each instance (not to be unreasonably withheld or delayed), make any alteration or addition to the electric system of the Demised Premises. Should Owner grant such consent, all additional risers or other equipment required in connection with any such alteration or addition shall be provided by Owner at Tenant's expense and upon notice to Tenant, and all reasonable and out-of-pocket costs and expenses in connection therewith shall be paid by Tenant.

         D. Provided that Owner elects to do so for the entire Building, Owner reserves the right to discontinue furnishing electric current to Tenant in the Demised Premises at any time upon not less than sixty (60) days' notice to Tenant and provided that an alternate source of service shall be available for the Demised Premises. If Owner, at its option, exercises such right of discontinuance, this lease shall continue in full force and effect and shall be unaffected thereby, except only that, from and after the effective date of such discontinuance, Owner shall not be obligated to furnish electric current to Tenant and except that, from and after the effective date of such discontinuance, Electrical Charges shall no longer be payable by Tenant as additional rent.

         E. If Owner elects not to furnish electric current to Tenant, Tenant shall arrange to obtain electric current directly from the public utility corporation supplying electric current to the Building; and in that event, all risers, equipment and other facilities which may be required for Tenant to obtain electric current directly from such public utility corporation and may already be in the Building, may be used by Tenant at no additional charge to Tenant to receive service of up to five (5) watts per square foot of floor area of the Demised Premises. The cost of converting from a submetering basis to a direct metering basis shall be borne by Owner. If Owner shall not furnish electric current to Tenant, it shall not be liable to Tenant therefor and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule or regulation now or hereafter enacted, promulgated or issued, unless due to Owner's, its agents' or employees' willful act or omission or gross negligence.

         F. At all times during the term of this lease, Tenant will comply with all present and future general rules, regulations, terms and conditions applicable to service equipment, wiring and requirements in accordance with the regulations of the public utility corporation supplying electric current to the Building with respect to the Demised Premises and Tenant's manner of use of the electrical system for the Building.

45.      RIDER TO SECTION 3 - ALTERATIONS:
         --------------------------------

         A. All alterations shall comply with all applicable governmental requirements, legal requirements and Insurance Requirements. Tenant shall obtain all necessary permits to perform the work and all approvals and sign-offs when the work is completed at its sole expense.

         B. Tenant shall make no alteration to the Demised Premises without Owner's consent and unless it gives Owner at least thirty days prior notice accompanied by detailed specifications and working drawings describing and illustrating the proposed alteration. The specifications and drawings must be prepared by an architect or engineer licensed in New York State. Owner's consent to such alteration and approval of such plans and specifications shall not be unreasonably withheld or delayed. Promptly after the substantial completion of any alteration other than the initial alterations. Tenant shall prepare a set of "as built" plans and specifications describing and illustrating the effect of the alteration on the Demised Premises in reasonable detail. The "as built" plans and specifications shall be delivered to Owner within sixty days after substantial completion of an alteration.

         C. Alterations shall be performed by Tenant in a manner which shall cause the least interference to other occupants of the Building and not unreasonably interfere with, delay or impose any additional expense upon Owner in the operation of the Building. Owner reserves the right to reasonably designate the time of day which shall include the hours during the business day when materials or debris may be moved in or out of the building and when alterations may be performed. If any portion of Tenant's Work or any alteration approved by Owner involves alterations to the plumbing, heating, air conditioning, mechanical or electrical systems of the building or involves alterations to any structural element of the building that work shall be performed at Tenant's reasonable expense by contractors reasonably designated by Owner.

         D. Except for the plans and specifications prepared by or on behalf of Tenant for the initial alterations to prepare the Demised Premises for occupancy, Tenant shall reimburse Owner for all reasonable out-of-pocket expenses incurred by Owner in reviewing and approving Tenant's plans and specifications and alterations. Payment shall be due within thirty (30) days after Owner shall render a bill therefor.

         E. "Alterations" or "alterations" means alterations, improvements, or both.

         F. Prior to commencing any alteration or any repairs, Tenant shall be required to deliver to Owner the certificates evidencing public liability insurance and workers' compensation insurance required hereunder.

         G. Notwithstanding anything to the contrary contained herein, Owner's consent and plans and specifications shall not be necessary for and Tenant may make minor changes such as painting, decorating, finishing, carpeting, installation of cabinets and shelves. Owner's prior written consent and plans and specifications shall also not be necessary for other non-structural alterations to the Demised Premises if the alterations cost less than Twenty-five Thousand ($25,000.00) Dollars; do not require a permit or approval from any government entity; and do not reduce the value or impair the safety of the Demised Premises or Building.

         H. Except as otherwise expressly provided for herein, the cost of any alterations and any repairs shall be paid for by Tenant so that the Demised Premises and Building shall at all times be free of liens for labor and materials supplied in connection with any alterations or repairs. Tenant agrees to indemnify and save Owner harmless from and against any and all bills for labor performed and equipment, fixtures and materials furnished to Tenant and applicable sales taxes thereon as required by New York law and from and against any and all liens, bills or claims therefor or against the Demised Premises or the Building and from and against all losses, damages, costs, expenses, suits and claims whatsoever in connection with Tenant's Work or any other alterations.

         I. Prior to commencing any alteration or repair, Tenant shall at its own cost and expense deliver to Owner an endorsement of its policy of comprehensive general liability insurance referred to in Article 50 of this lease, covering the risk during the course of performance of the work, together with proof of payment of such endorsement, which policy as endorsed shall protect Owner in the same amounts against any claims or liability arising out of the work, and Tenant or Tenant's contractors shall obtain worker's compensation insurance to cover all persons engaged in the work.

         J. Except for the initial alterations and installations by Tenant, prior to commencing any other work costing in excess of Two Hundred Fifty Thousand ($250,000.00) Dollars, Tenant, at its own cost and expense, shall deliver to Owner a surety company performance bond and a labor and material and payment bond, issued by a surety company acceptable to Owner, or other security satisfactory to Owner, in an amount at least equal to Owner's estimated cost of the work, guaranteeing the performance thereof and payment therefor within a reasonable time, free and clear of all liens, encumbrances, chattel mortgages, conditional bills of sale and other charges, and in accordance with the plans and specifications approved by Owner.

         K. Notwithstanding anything herein contained to the contrary, Tenant shall make all repairs to the Demised Premises necessitated by any work permitted under this lease, and shall keep and maintain in good order and condition all of the installations in connection with the work, and shall make all necessary replacements thereto subject to ordinary wear and tear and damage by fire or other insurable casualty and Owner's obligation to perform repairs pursuant to this lease.

         L. In granting its consent to any alterations, Owner may impose such reasonable conditions subject to subsection J (as to guarantee of completion, payment, restoration and otherwise including, the requirement of Tenant to post a bond to insure the completion of the alterations) as Owner may require. In no event shall Owner be required to consent to any alterations which would adversely physically affect any part of the Building outside of the Demised Premises or would adversely affect the proper functioning of the mechanical, electrical, sanitary or other service systems of the Building.

         M. If the performance of Tenant's work or any alteration shall unreasonably interfere with the comfort and/or convenience of other tenants in the Building or shall cause damage to or otherwise interfere with the occupancy of adjacent buildings, Tenant shall upon Owner's demand remedy or remove the condition or conditions complained of. Tenant further covenants and agrees to indemnify and save Owner harmless from and against any and all claims, losses, damages, costs, expenses, suits and demands whatsoever made or asserted against Owner by reason of the foregoing.

46.      RIDER TO ARTICLE 4 - REPAIRS:
         ----------------------------

         Landlord shall maintain, repair and replace (to the extent necessary) the air-conditioning units servicing the Demised Premises. On the Commencement Date, the existing air-conditioning units servicing the Demised Premises shall be delivered in good working order.


47. RIDER TO ARTICLE 6 - COMPLIANCE WITH LAWS:
         -----------------------------------------

         Supplementing the provisions of Article 6 hereof, Tenant shall notify Owner within three (3) days of its receipt of any notice it receives of the violation of any law or requirement of any public authority with respect to the Demised Premises or the use or occupation thereof.

48.      RIDER TO ARTICLE 7 - SUBORDINATION AND MORTGAGEE'S RIGHTS:
         ---------------------------------------------------------

         A. If the land, the Building or the Demised Premises shall be encumbered by a mortgage and the mortgage is foreclosed, or if the land, the Demised Premises or the Building are sold pursuant to a foreclosure or by reason of a default under a mortgage, then notwithstanding the foreclosure, sale, or default:

                  1. Tenant shall not disaffirm this lease or any of its obligations contained in this lease; and

                  2. At the request of the applicable mortgagee or purchaser at the foreclosure sale, Tenant shall attorn to the mortgagee or purchaser.

         B. Insofar as Tenant is concerned, the performance by a mortgagee of any of Owner's obligations shall be deemed performance on behalf of Owner and shall be accepted by Tenant as if performed by Owner.

         C. Owner represents that the Building is not encumbered by any ground lease, mortgage of record or any "Institutional Mortgage" (as defined below).

         D. 1. Notwithstanding anything to the contrary in Article 7 or Article 49, Owner shall use Owner's best efforts to obtain a nondisturbance agreement between Tenant and the holder of any future institutional mortgage hereafter encumbering the Demised Premises as a condition of Tenant subordinating its leasehold interest to any future institutional mortgage. Reference to an "institutional mortgage" means a mortgage held by a savings bank, commercial bank, savings and loan association, real estate investment trust, pension fund, insurance company or other recognized mortgage lender. If the holder of such an institutional mortgage shall refuse to enter into such an agreement, this Lease shall continue and shall be subordinate to that mortgage. Any such nondisturbance agreement shall provide in effect that provided Tenant shall not be in default beyond any applicable notice or cure period, this Lease and Tenant's rights under it shall not be terminated by reason of any default under or foreclosure of the mortgage and that Tenant shall not be named as a party in any foreclosure action. The form of the nondisturbance agreement shall contain the customary terms and conditions and must be reasonably satisfactory to the mortgagee.

                  2. Notwithstanding anything to the contrary in Article 7, this Lease shall not be subordinate to any ground lease hereafter entered into or to any mortgage granted hereafter (or any mortgage now in existence which may be recorded at any time) by Owner which is not an institutional mortgage unless the ground lessor or the mortgagee shall enter into such a subordination, nondisturbance agreement with tenant in a form reasonably satisfactory to Tenant and to any such ground lessor or mortgagee, as the case may be.

49. RIDER TO ARTICLE 8 - INDEMNIFICATION, LIABILITY INSURANCE:
         ---------------------------------------------------------

         A. Tenant shall indemnify and save harmless Owner; Owner's affiliates who occupy or have an interest in the Building; and Owner's officers, directors, stockholders and employees; and any mortgagee against any and all losses, liabilities, claims, costs, expenses or damages that may result from any occurrence in or about the Demised Premises; the use of the Demised Premises; any work or thing done on the Demised Premises or any condition created by Tenant, its agents, servants, employees, or contractor on or off the Demised Premises. Owner shall notify Tenant of any claim made against Owner for which Tenant is obligated to indemnify and save Owner harmless.

         B. Tenant shall defend any lawsuit using attorneys selected by Tenant with respect to claims for loss, liability or damages against which the indemnity provided in Paragraph A applies and pay any judgments which result from the lawsuits. "Lawsuits" includes arbitration proceedings and administrative proceedings and all other governmental and quasi-governmental proceedings. "Liabilities" includes the fees and disbursements of attorneys and witnesses. Landlord may not settle any claim without Tenant's participation and joinder in the settlement.

         C. Tenant shall provide and keep in force a comprehensive policy of general public liability insurance with respect to the Demised Premises which shall include a contractual liability endorsement as of the date of this lease. The coverage limits shall not be less than a combined single limit of Three Million ($3,000,000.00) Dollars with respect to personal injury, death or property damage in respect to any one occurrence. Each insurance policy must be reasonably satisfactory to Owner, any Mortgagee and Master Lessor as to form and as to substance. The insurance coverage may be provided under a blanket policy.

         D. Owner and any mortgagee (provided Owner notifies Tenant of the name of the mortgagee) shall be named as additional insureds with respect to the insurance. Upon Owner's request, any designee of Owner, including any partners of Owner, the partners of the partners of Owner, and the officers, directors and stockholders of Owner or of any corporation which is a partner of Owner shall be named as an additional insured and if any additional premiums are charged therefor, Owner may either elect to pay those premiums or forego having any such designee named as an insured.

         E. 1. Tenant shall deliver a duplicate original of each policy carried pursuant to Paragraph C or, at Tenant's option, an original certificate of insurance showing full payment to Owner before Tenant enters the Demised Premises for any reason. At least twenty (20) days before coverage of any policy carried pursuant to Paragraph C expires, Tenant shall renew the policy and deliver to Owner certificates evidencing the renewal policy.

            2. Each insurance policy carried pursuant to Paragraph C shall be issued by an insurer of recognized responsibility. The insurer shall be reasonably satisfactory to Owner and qualified to do business in the State of New York. A policy shall provide that it may not be canceled, reduced in amount or materially altered unless the insurer gives at least ten (10) days' notice to Owner and any Mortgagee by certified mail, return receipt requested.

         F. Prior to commencing any work including Tenant's Work or any alterations or repairs at the Demised Premises, Tenant shall cause any contractor or other party engaged to perform the Work to deliver a certificate evidencing public liability insurance for at least the limits specified in Paragraph C. Tenant and any contractor employed by Tenant shall also carry workers' compensation insurance for any person employed by them on or about the Demised Premises and deliver a certificate evidencing same to Owner. The amount and insurance company shall be reasonably satisfactory to Owner and in keeping with the customary limits maintained with respect to office buildings in the midtown-south area of Manhattan. No contractor or subcontractor shall be permitted to perform work at the Demised Premises until the required certificate relating to public liability insurance evidence of workers' compensation insurance is delivered to Owner. Each policy shall conform to the criteria set forth in this lease. The certificate for public liability insurance shall name Owner and any mortgagee and, upon notification of Owner, any of the parties referred to in Paragraph D as additional insureds.

50.      RIDER TO ARTICLE 9 - DESTRUCTION, FIRE AND OTHER CASUALTY:
         ---------------------------------------------------------

         A. If the Demised Premises shall be damaged by fire or other casualty to the extent of twenty-five (25%) percent or more of its replacement value during the last two (2) years of the Term, Owner may elect to terminate this Lease by giving notice to Tenant within sixty (60) days after the occurrence of the damage. Owner's notice shall specify the date of cancellation which shall be no sooner than sixty (60) days and no later than one hundred twenty (120) days after the date of the notice. On the cancellation date, Tenant shall vacate the Demised Premises and surrender it to Owner without prejudice to Owner's rights and remedies against Tenant which have occurred prior to the date of cancellation.

         B. If all or a portion of the Demised Premises shall be damaged by fire or other casualty, within seventy-five (75) days after the occurrence of the damage, Owner shall notify Tenant of the time, in the reasonable judgment of a reputable independent contractor, it shall take to substantially repair the damage and make the Demised Premises acceptable to Tenant. If such period shall exceed two hundred seventy (270) days from the date of the damage, Tenant may elect to terminate this Lease by giving notice to Owner within thirty (30) days of the date of Owner's notice. If this Lease shall not be canceled as aforesaid and the damage is not substantially repaired by Owner within that two hundred seventy (270) day period, Tenant may elect to terminate this Lease by giving notice to Owner within thirty (30) days after that right to terminate shall arise. If Tenant shall elect to so terminate this Lease, this Lease shall expire as of the date of termination set forth in Tenant's notice which shall be no later than sixty (60) days following the date of Tenant's notice.

         C. If during the last year of the term of this Lease, if the Demised Premises shall be damaged to the extent of twenty-five (25%) percent or more of its replacement value, Tenant may elect to terminate this Lease by giving notice to Owner within sixty (60) days after the occurrence of the damage. If Tenant shall elect to so terminate this Lease, this Lease shall expire as of the date of termination set forth in Tenant's notice which shall be no later than sixty
(60) days following the date of Tenant's notice.

         D. Each party hereby releases the other party (which term as used in this Article includes the employees, agent, officers and directors of the other party) from all liability, whether for negligence or otherwise, in connection with loss covered by any fire and/or extended coverage insurance policies, which the releasor carriers with respect to the Demised Premises, or any interest or property therein or thereon (whether or not such insurance is required to be carried under this lease) but only to the extent that such loss is collected under said fire and/or extended coverage insurance policies. Such release is also conditioned upon the inclusion in the policy or policies of a provision whereby any such release shall not adversely affect said policies, or prejudice any right of the releasor to recover thereunder. Each party agrees that its insurance policies aforesaid will include such a provision so long as the same shall be obtainable without extra cost, or if extra cost shall be charged therefor, so long as the party for whose benefit the clause or endorsement is obtained shall pay such extra cost. If extra cost shall be chargeable therefor, each party shall advise the other of the amount of the extra cost, and the other party at its election may pay the same, but shall not be obligated to do so.

51.      RIDER TO ARTICLE 11 - ASSIGNMENT AND SUBLET OF TENANT'S INTEREST.
         ----------------------------------------------------------------

         A. If Tenant shall desire to assign this Lease or to sublet the Demised Premises, Tenant shall submit to Owner a written request for Owner's consent to such assignment or subletting, which request shall contain or be accompanied by the following information: (1) the name and address of the proposed assignee or subtenant; (ii) a duplicate original or photocopy of the executed assignment agreement or sublease; (iii) the nature and character of the business of the proposed assignee or subtenant and its proposed use of the Demised Premises; and
(iv) banking, financial and other credit information with respect to the proposed assignee or subtenant reasonably sufficient to enable Owner to determine the financial responsibility of the proposed assignee or subtenant. Owner shall then have the following options, any and all of which must be exercised by notice ("Exercise Notice") given to Tenant within thirty (30) days after receipt of Tenant's request for consent:

                  1. If the proposed transaction is an assignment of this Lease or a subletting of the entire Demised Premises, the following shall apply:

                           (i) Owner may require Tenant to surrender the Demised
Premises to Owner and to accept a termination of this Lease as of a date (the "Termination Date") to be designated by Owner in the Exercise Notice, which date shall not be less than sixty (60) days nor more than one hundred twenty (120) days following the date of Owner's Exercise Notice; or

                           (ii) Owner may require Tenant to assign this Lease to
Owner without merger of Owner's estates effective as of the day preceding the proposed assignment or sublease and upon such an assignment, Tenant shall be released from any future liability under this Lease which shall first accrue after the date of the assignment.

                  2. If the proposed transaction involves a subletting of one of the floors comprising the Demised Premises, the following shall apply: Owner may require Tenant to surrender the floor proposed to be sublet and to enter into a modification agreement with Owner to reflect the reduction in the size of the Demised Premises and to provide for a proportionate reduction in the rent payable under this Lease as of the date of the surrender to Owner of the floor proposed to be sublet.

         If pursuant to part (1) above, Owner shall elect to require Tenant to surrender the Demised Premises and accept a termination of this Lease, then this Lease shall expire on the Termination Date as if that date had been originally fixed as the Expiration Date. Regardless of any option Owner exercises under this subsection A, whether to terminate this Lease or to take an assignment thereof, Owner shall be free to, and shall have no liability to Tenant if Owner shall, lease the Demised Premises to Tenant's prospective assignee or subtenant.

         B. If Owner shall not exercise any of its options under Section A above or Section I below within the applicable time periods therein provided, then Owner shall not unreasonably withhold consent to the proposed assignment or subletting of the entire Demised Premises, or one of the floors comprising the Demised Premises, provided that the following further conditions shall be fulfilled:

                  1. An event of default beyond applicable notice or cure periods shall not have occurred at the time Owner's consent is requested and on the effective date of the assignment or sublet.

                  2. In the case of an assignment, the proposed assignee shall be financially capable, in Owner's reasonable discretion, to assume the obligations of Tenant under the lease. The proposed assignee or subtenant shall be of a character in keeping with the standards of the other office tenants of the Building. Tenant shall deliver to Owner all reasonably complete and accurate financial data and other information as Owner may reasonably request in a form prepared by Tenant in the ordinary course of its business. In the case of a sublease, the proposed subtenant shall be financially capable, in Owner's reasonable discretion to pay the rent and all other charges relating to the sublease.

                  3. The proposed assignee or subtenant shall not be a tenant (or subsidiary, affiliate or parent of a tenant unless such subsidiary, affiliate or parent of a tenant shall be occupying space in any other building in the New York City metropolitan area at the time of the proposed assignment or subletting) of other space in the Building with a lease coming due within two
(2) years from the date of the assignment, unless Owner previously grants its written consent to this assignment or sublet.

                  4. The Demised Premises shall be used by the assignee or subtenant solely in accordance with the terms of this lease.

                  5. The use shall not violate any restrictions contained in any other leases in the Building.

                  6. In case of an assignment, the instrument of assignment shall provide for the acceptance by the assignee of the assignment; the assignee's assumption of all of the obligations and liabilities of Tenant under this lease, and assignee's agreement to perform directly for the benefit of Owner all of the terms and provisions of this lease on Tenant's part to be performed. The instrument of assignment shall further provide an acknowledgment by Tenant that its obligations under the lease shall not be discharged, released or impaired by the assignment, any amendment or modification to the lease consented to by Owner, any further assignment of the lease consented to by Owner, any waiver, consent, extension, indulgence, act or omission with respect to the tenant's obligations under the lease, any exercise or nonexercise or waiver by Owner of any right, remedy, power or privilege under or with respect to the lease, or any act or failure to act which, but for the provisions of the assignment, may be deemed a legal or equitable discharge of a surety or assignor.

                  7. Except as provided for below in this paragraph 7, in case of a subletting, the sublease shall be for all of the Demised Premises or one of the floors comprising part of the Demised Premises, the sublease shall be expressly subject to all of the obligations of Tenant and the conditions of Tenant's tenancy under this lease, the subtenant shall not assign, encumber or otherwise transfer or sublease the Premises in whole or in part, or allow any part to be used or occupied by others without the prior written consent of Owner in each instance.

         C. The consent by Owner to any transfer, assignment or subletting shall not be deemed to be a waiver on the part of Owner of any prohibition of any future transfer, assignment or subletting. In no event shall an assignment or subletting to which Owner shall have consented to under this Section release or relieve Tenant of its obligations or liabilities under this lease.

         D. Owner shall be furnished with a duplicate original of the assignment or sublease within (i) ten (10) days after its execution, or (ii) prior to its effective date, whichever is earlier. The assignment or sublease shall be fully executed.

         E. Tenant shall reimburse Owner for all reasonable out-of-pocket expenses incurred by Owner in reviewing and approving Tenant's request to any transfer, assignment or sublet.

         F. If Owner consents to an assignment of this lease or a subletting, the following shall apply:

                  1. Tenant shall pay to Owner, as and when received, seventy-five (75%) percent of any consideration paid directly and/or indirectly in connection with any such assignment in excess of the brokerage fees, reasonable legal fees, the unamortized cost of any unattached personal property sold to the transferee and other direct reasonable out-of-pocket costs incurred by Tenant in connection with the assignment.

                  2. Tenant shall pay to Owner, as and when received, seventy-five (75%) percent of the amount by which the rental or other charges paid under or in connection with any sublease shall exceed the rental payable under this lease for the applicable periods after Tenant shall recover from any such excess, brokerage fees, reasonable legal fees, the unamortized cost of any unattached personal property sold to the transferee and other direct reasonable out-of-pocket costs incurred by Tenant in connection with the subletting.

                  3. The provisions of this paragraph shall not be construed as a waiver of the prohibition against assignment or subletting without Owner's prior written consent.

                  4. For the purposes of this section, any personal property sold by Tenant shall be deemed to have been amortized on a straight line basis over the earlier of ten (10) years or its useful life from the date the item of personal property was acquired by Tenant.

         G. An assignment or sublease consummated in violation of this Rider
Article 51 shall not be valid.

         H. Notwithstanding anything to the contrary hereinabove set forth (but provided that any assignee shall expressly assume in writing the obligations of Tenant hereunder for the benefit of Owner), none of the following transactions shall require Owner's consent: (i) the merger or consolidation of Tenant with or into an "Affiliate" (as defined below) of Tenant; (ii) the exchange of all or any part of Tenant's outstanding shares of stock for shares of stock of an Affiliate of Tenant; (iii) the sale of all or substantially all of the assets of Tenant to an Affiliate of Tenant, and the assignment to, and assumption of, this Lease by such Affiliate in connection with the sale of those assets; (iv) the sale of shares of Tenant's outstanding stock to, or a merger or consolidation of Tenant with or into, an entity (or an Affiliate of an entity) whose shares are traded on a recognized stock exchange or on NASDAQ or another over-the-counter market; (v) the sale of all or substantially all of the assets of Tenant to an entity (or an Affiliate of an entity) whose shares are traded on a recognized stock exchange or on NASDAQ or another over-the-counter market, and the assignment to, and assumption of, this Lease by such entity in connection with the sale of those assets; (vi) the sale of shares of stock of Tenant in a public offering; or (vii) the occupancy of all or any part of the Demised Premises by one or more Affiliates of Tenant. As used in this Section with respect to Tenant or any other person or entity, the term "Affiliate" shall mean a person, corporation, partnership, limited liability company or other entity that directly or indirectly controls, is controlled by, or is under common control with, Tenant or such other person or entity. Notwithstanding the foregoing provisions of this section, unless the shares of stock of an Affiliate of Tenant to which this Lease has been previously assigned either (a) are traded on a recognized stock exchange or on NASDAQ or another over-the-counter market or (b) sold in connection with or as part of a public offering of such Affiliates shown, the sale of all or a controlling interest in that Affiliate to which this Lease has been previously assigned shall be deemed to be an assignment of this Lease which requires the consent of Owner.

         I. 1. As an alternative to the requirements for consummated agreements as set forth in Section A above and in addition to Owner's option set forth in Section A above, if Tenant shall desire to assign this Lease or to sublet all or any single floor comprising a part of the Demised Premises other than by an assignment or sublease permitted pursuant to Section H above, Tenant may give Owner notice thereof (the "Marketing Notice"), which notice shall include all of the material and economic terms and conditions (other than the identity of the proposed assignee or subtenant, if not yet known to Tenant) of the proposed assignment or subletting, including, without limitation, the proposed effective date thereof, fixed rent, all regularly scheduled items of additional rent, the base year for all escalations, any rental concession, the amount of any tenant installation allowance, any work to be performed by Tenant to prepare the Demised Premises for occupancy by the proposed subtenant or assignee, any consideration to be paid for the acquisition of the Demised Premises by reason of such assignment or subletting, or for the acquisition or rental of any leasehold improvements, furniture, fixtures or equipment of Tenant, any takeover obligation and any options to be granted to the proposed subtenant. Such Marketing Notice shall be deemed an offer from Tenant to Owner whereby Owner may exercise an option (the "Recapture Option") to terminate this Lease. Within forty-five (45) days after Owner shall have received the Marketing Notice, Owner shall notify Tenant whether Owner shall exercise such Recapture Option. If Owner shall fail to notify Tenant that Owner elects to exercise the Recapture Option, the provisions of Section B above shall apply with respect to any sublease or assignment proposed by Tenant, provided, however, that if within two hundred seventy (270) days after the Marketing Notice, Tenant shall not have delivered to Landlord a "Qualified" consummated agreement with respect to a proposed assignment of this Lease or a subletting, Tenant shall be required to again deliver a Marketing Notice and otherwise comply with the foregoing provisions before Owner shall be required to make its election as to the exercise of a Recapture Option. Reference to a "Qualified" agreement means (x) in the case of an assignment of this Lease, a deviation or decrease of more than seven and one-half (7-1/2%) percent of the consideration (if any) to be paid to Tenant by the assignee stated in the applicable Marketing Notice, or (y) in the case of a subletting, a decrease in the economic terms of more than seven and one-half (7-1/2%) percent from the Marketing Notice, then Owner shall once again have a right to exercise its Recapture Option with respect thereto. For the purposes of the foregoing, a decrease in the economic terms shall be calculated by determination of the effective rent, taking into account the monetary values of all of the concessions, incentives and payments to be made under or in connection with any such sublease or assignment.

                  2. The provisions of Section B, C, D, E and F above shall apply with respect to any sublease or assignment consummated in accordance with this Section I.

52.      RIDER TO ARTICLE 27:
         -------------------

         If Tenant is prevented or delayed from performing its obligations hereunder, other than its obligations to pay rent, additional rent or any other charges due under this Lease, by reason of strike or labor troubles or any other cause whatsoever beyond Tenant's reasonable control, including any governmental preemptions or restrictions or to conditions arising by reason of war or other emergency, the period of time which Tenant is prevented or delayed shall be added to the time in which Tenant shall be required to perform the obligation and Tenant shall not be in default hereunder for the failure to perform that obligation during the period Tenant is so prevented or delayed. The provisions of this rider Article do not excuse Tenant from the failure to pay rent, additional rent or any other charges when they shall be due in accordance with the provisions of this Lease.


53.      RIDER TO ARTICLE 29 - SERVICES:
         ------------------------------

         A. Owner shall not be required to supply cleaning services to Tenant.

         B. Subject to compliance with Owner's obligations under rider Article 46, Owner shall not otherwise be required to supply air-conditioning service to Tenant. Tenant shall pay for the cost of electricity used to pay for the operation of the air-conditioning units servicing the Demised Premises.

         C. If Owner shall fail to provide electric service to the Demised

Premises for any consecutive period of ten (10) business days or more and if the Demised Premises or portions thereof are rendered untenantable thereby and Tenant actually ceases to use such portion of the Demised Premises due to events arising or causes originating within the Building, fixed annual rent and additional rent shall abate from said tenth (10th) business day in proportion to the rentable area rendered untenantable hereby until electrical service to the Demised Premises is restored.

         D. If Owner shall fail to provide water for lavatory purposes to the Demised Premises for any consecutive period of ten (10) business days or more and Owner is unable to arrange for reasonably adequate substitute lavatory use at other locations in the Building due to events arising or causes originating within the Building and not otherwise attributable to the acts or omission of the public utility company serving the Building, fixed annual rent and additional rent shall abate from said tenth (10th) business day until either water service for lavatory purposes is restored or such substitute lavatory use is provided.

         E. If Owner shall cease to provide heat to the Demised Premises during the regular heating season for any period of ten (10) consecutive business days or more and if the Demised Premises or any portion thereof is rendered untenantable thereby and Tenant actually ceases using such portion of the Demised Premises due to events arising or causes originating within the Building, fixed annual rent and additional rent shall abate from said tenth
(10th) business day in proportion to the rentable area rendered untenantable thereby until heat service is provided by Owner or the regular hearing season ends, whichever is earlier.

         F. Tenant shall be entitled to a reasonable number of listings on the Building directory, up to Tenant's proportionate share of the total number of listings on that directory.

         G. Tenant shall be entitled to up to eight (8) hours of use of overtime freight elevator service to initially move into the Building without charge.


54. RIDER TO ARTICLE 33 - RULES AND REGULATIONS:
         -------------------------------------------

         Owner shall not enforce any rules or regulations against Tenant in a discriminatory manner. If there is a conflict or inconsistency between any rules and regulations and the provisions of this Lease, the provisions of this Lease shall govern and the conflicting rule or regulation shall be deemed to be amended accordingly.


55.      TENANT'S EQUIPMENT:
         ------------------

         A. 1. "Tenant's Equipment" means all personal property, furniture, equipment and furnishings (whether or not affixed to the Demised Premises) installed and maintained by Tenant for use in connection with the conduct of its business. Heating, ventilating, air conditioning, plumbing, electrical, sprinkler, fire detection, and illumination fixtures (but excluding track or other detachable lighting) and systems shall not be deemed to be included as part of Tenant's Equipment.

                  2. Except as provided in this Section, Tenant shall be entitled to affix Tenant's Equipment to, to install Tenant's Equipment in, and to remove Tenant's Equipment from, the Demised Premises.

                  3. Tenant may not install any equipment, fixtures or machinery in a manner which shall cause damage to any part of the building, overload existing utility systems, create undue noise or create undue vibrations.

         B. Tenant's Equipment shall be the property of Tenant and shall not be part of the Demised Premises. Tenant shall keep Tenant's Equipment in good order and repair. Upon removal of Tenant's Equipment, Tenant shall repair any damage to the Demised Premises or building which shall have resulted from affixing, installing or removing Tenant's Equipment.


56.      ACCESS TO THE DEMISED PREMISES, PIPES AND EASEMENTS:
         ---------------------------------------------------

         A. Owner and any mortgagee may inspect the Demised Premises during regular business hours after giving Tenant reasonable notice and at all other times after giving reasonable notice to Tenant except in an emergency when no notice shall be required.

         B. Owner shall be entitled after reasonable notice and at mutually convenient times during business hours to access to the Demised Premises for the purpose of carrying out Owner's obligations under this lease provided they do not unreasonably interfere with Tenant's use and occupancy of the Demised Premises. Owner agrees that certain work which is customarily performed in office buildings after regular business hours such as core drilling shall be performed at the Demised Premises only after regular business hours.

         C. 1. Owner reserves an easement to install (along walls, floors and ceilings), use, replace, repair and maintain equipment; installations; chutes, shafts, chases, flues, duct, wires, pipes, cables, risers and conduits in parts of the Demised Premises, provided that any new installation shall result in a de minimis reduction in useable floor area.

            2. Owner reserves the right to drill holes in the floor of the Demised Premises and in any floor or surface above the Demised Premises.

            3. The installation pursuant to parts 1 or 2 shall not unreasonably or materially interfere with Tenant's use and enjoyment of the Demised Premises.

         D. The easements created pursuant to Paragraph C shall be for the benefit of Owner and any designee of Owner. Owner, Owner's mortgagee and their agents, employees or contractors may enter the Demised Premises for the purposes specified in Paragraphs A, B and C after reasonable notice and at mutually convenient times during business hours. A person that enters the Demised Premises for a purpose specified in Paragraphs A, B or C shall do so with due regard for the business being conducted in the Demised Premises by Tenant.

         E. Owner shall repair any damage to the Demised Premises that results from the installation, replacement or repair of facilities pursuant to this Section to the extent practicable, to the same condition it was prior thereto.


57.      CERTIFICATES BY TENANT:
         ----------------------

         At any time and from time to time, Tenant or Owner, as the case may be, for the benefit of the other party and the lessor under any ground lease or underlying lease or the holder of any mortgage affecting any ground lease or underlying lease, or of any fee mortgage covering the land or the land and building, or any permitted assignee or subtenant of Tenant or any lender of Tenant on at least fifteen (15) days prior written request by Owner or Tenant, as the case may be, will deliver to the other party a statement, certifying in recordable form that this lease is not modified and is in full force and effect (or if there shall have been modifications that same is in full force and effect as modified, and stating the modifications), the Commencement and Expiration Dates hereof, the dates to which the fixed rent, additional rent and other charges to which the fixed rent, additional rent and other charges have been paid, and whether or not, to the best knowledge of the signer of such statement, there are any then existing defaults on the part of either Owner or Tenant in the performance of the terms, covenants and conditions of this lease, and if so, specifying the default of which the signer of such statement has knowledge.


58.      LIMITATIONS OF LIABILITY:
         ------------------------

         Tenant agrees that the liability of Owner under this lease and all matters pertaining to or arising out of the tenancy and the use and occupancy of the Demised Premises, shall be limited to Owner's interest in the Building and the rents, profits and proceeds therefrom at the time the claim is asserted for the satisfaction of any and all remedies of Tenant arising from the claim. In no event shall Tenant make any claim against, proceed against, recover damages from any other asset of Owner or to seek to impose any personal liability upon any general or limited partner of Owner, or any principal shareholder of any firm or corporation that may hereafter be or become the Owner.


59.      BROKER:
         ------

         Tenant represents and warrants that it neither consulted nor negotiated with any broker or finder with regard to the rental of the Demised Premises from Owner other than Newmark & Company Real Estate, Inc. and Insignia - Edward S. Gordon, Inc. (collectively the "Broker"). Owner shall pay any commission due to the Broker pursuant to a separate agreement between Owner and the Broker. Tenant agrees to indemnify and hold Owner harmless from any damages, costs and expenses suffered by Owner by reason of any breach of the foregoing representation by Tenant. Owner agrees to indemnify and hold Tenant harmless from any damages, cost and expenses suffered by Tenant by reason of any breach of the foregoing representation by Owner.


60.      BINDING EFFECT:
         --------------

         It is specifically understood and agreed that this lease is offered to Tenant for signature subject to Owner's acceptance and approval, and that Tenant shall have affixed its signature hereto with the understanding that such act shall not, in any way, bind Owner or its agent until such time as this lease shall have been approved and executed by Owner and delivered to Tenant.


61.      NON-WAIVER AND SURVIVAL OF ADDITIONAL RENTAL OBLIGATIONS:
         --------------------------------------------------------

         Owner's failure during the lease term to prepare and deliver any of the tax bills, statements, notice or bills set forth in this lease or Owner's failure to make a demand, shall not in any way cause Owner to forfeit or surrender its rights to collect any of the items of additional rent which may have become due during the term of this lease provided Owner does so within fifteen (15) months of incurring such expense, or Owner shall be deemed to have waived its rights thereto. Tenant's liability for all amounts due under this lease shall survive the expiration of the lease term for fifteen (15) months from incurring such expense, as hereinabove set forth.


62.      INTERFERENCE WITH BUILDING OPERATIONS:
         -------------------------------------

         Tenant covenants and agrees that prior to and through the term of this lease, it shall not take any action which would knowingly violate Owner's union contract, if any, affecting the Building, nor wilfully create any work stoppage, picketing, labor disruption or dispute, or knowingly interfere with the business of the Owner or any other tenant or occupant in the building or with the rights and privileges of any person(s) lawfully in said Building, nor cause any impairment or reduction of the good name of the Building. Any default by Tenant under this Article, beyond the expiration of the applicable grace period, shall be deemed a material default entitling Owner to exercise any or all of the remedies as provided in this lease subject to the notice provisions provided in
Article 17 hereof.

63.      HOLDOVER:
         --------

         Supplementing Article 22 hereof, if Tenant shall default in surrendering the Demised Premises upon the expiration or termination of the term, Tenant's occupancy subsequent to such expiration or termination, if not with the consent or acquiescence of Owner, shall be deemed to be that of a tenancy at will and in no event from month-to-month or from year-to-year, and it shall be subject to all the terms, covenants and conditions of this lease applicable thereto, except the fixed rent shall be one hundred fifty (150%) percent thereafter times the amount payable in the last year of the term, and no extension or renewal of this lease shall be deemed to have occurred by such holding over. In the event Owner shall commence proceedings to dispossess Tenant by reason of Tenant's default hereunder only, Tenant shall pay, in addition to costs and disbursements, reasonable legal fees for each proceeding in which Owner finally prevails as additional rent hereunder.


64.      RULE AGAINST PERPETUITIES:
         -------------------------

         Notwithstanding anything to the contrary, if the Commencement Date has not occurred on or before the fifth anniversary of the date of this Lease, this Lease shall be null and void and of no further force and effect. Upon any such cancellation, any security deposited by Tenant shall be returned to Tenant.


65.      DEFINITIONS:
         -----------

         For the purposes of this lease and all agreements supplemental to this lease, and all communications with respect thereto, unless the context otherwise requires:

         A. The term "fixed rent" shall mean rent at the annual rental rate or rates provided for in the granting clause appearing at the beginning of this lease.

         B. The term "additional rent" shall mean all sums of money, other than fixed rent, and which become due and payable from Tenant to Owner hereunder, and Owner shall have the same remedies therefor as for a default in payment of fixed rent.

         C. The term "rent" and "rents" shall mean and include fixed rent and/or additional rent hereunder.

         D. The terms "include", "including" and "such as" shall each be construed as if followed by the phrase "without being limited to".

         E. The terms "laws, legal requirements and/or requirements of public authorities" and words of like import shall mean laws and ordinances of any or all of the Federal, state, city, county and borough governments and rules, regulations, orders and/or directives of any or all departments, subdivisions, bureaus, agencies or offices thereof, or of any other governmental, public or quasi-public authorities, having jurisdiction in the premises, and/or the direction of any public officer pursuant to law.

         F. The terms "requirements of insurance bodies" or "Insurance Requirements" and words of like import shall mean rules, regulations, orders and other requirements of the New York Board of Fire Underwriters and/or the New York Fire Insurance Rating Organization and/or any other similar body performing the same or similar functions and having jurisdiction or cognizance of the building and/or the Demised Premises.

         G. The term "repair" shall be deemed to include restoration and replacement as may be necessary to achieve and/or maintain good working order and condition.

         H. Words and phrases used in the singular shall be deemed to include the plural and vice versa, and nouns and pronouns used in any particular gender shall be deemed to include any other gender. The term "person" and "persons" as used in this lease, shall be deemed to include natural persons, firms, corporations, associations and other private or public entities.


66.      RENT CONCESSION:
         ---------------

         A. Notwithstanding anything to the contrary, Tenant shall not be obligated to pay the monthly installments of fixed rent due with respect to the first four (4) full months of the Term of this Lease and the installments of fixed rent due for the fifth (5th) through the twelfth (12th) full months of the term shall be reduced to one-half of the regular monthly rate.

         B. If the Commencement Date is a day other than the first day of a month, the installment of fixed rent for that partial month shall be equitably prorated based upon the number of days in that month and shall be due and payable on the Commencement Date.


67.      SECURITY:
         --------

         A. Contemporaneously with the execution and delivery by Tenant of this Lease, Tenant has deposited Ninety-five Thousand Eight Hundred Thirty-three Dollars and 33/100 ($95,833.33) with Owner to be held by Owner as security for the full and faithful performance by Tenant of each and every term, covenant and condition of this Lease. The security shall be held in a separate interest bearing account selected by Owner. Interest earned on the security, less interest of one (1%) percent which may be retained by Owner, shall accrue for the account of Tenant and shall be paid to Tenant from time to time upon Tenant's request, provided Tenant shall not be in default beyond any notice or cure period. In the event that Tenant defaults in respect to any of the terms, provisions, covenants and conditions of this

Lease, including, but not limited to, payment of any item of fixed rent or any item of additional rental or other charge payable under this Lease or the performance of any other obligation hereunder which shall remain uncured beyond notice or cure periods, if any, then the said security deposit may be used, applied or retained by Owner, in whole or in Part, for the payment of any item of fixed rental or additional rental or other charge in default or for any other sum which Owner may expend or be required to expend by reason of Tenant's default, including any damages or deficiency in the reletting of the Demised Premises, whether such damage or deficiency may accrue before or after summary proceedings or other re-entry by Owner. In the event Owner shall apply the security on account of amounts due, upon Owner's demand, Tenant shall replenish the amount which has been applied by Owner. In the event that Tenant shall fully and faithfully comply with all the terms, provisions, covenants and conditions of this Lease, the security or any balance thereof together with accrued and unpaid interest shall be returned to Tenant after the time fixed as the expiration of the herein demised Term as same may be extended. In the absence of evidence satisfactory to Owner of any assignment of the security, or the remaining balance thereof, Owner may return the security or balance to the original Tenant, regardless of one or more assignments of the lease itself. In the event of a bona fide sale, subject to this Lease, Owner shall have the right to transfer any security deposit to the vendee for the benefit of Tenant and upon the transfer to said vendee the Owner shall be considered released by Tenant from all liability for the return of such or security or balance, and Tenant agrees to look to the new Owner solely for the return of the said security or balance, and it is agreed that this shall apply to every transfer or assignment made of the security or balance to a new Owner. No holder of a mortgage to which this Lease is subordinate shall be responsible in connection with the security deposited hereunder, unless such mortgagee actually shall have received the security deposited hereunder. The security deposited under this Lease shall not be mortgaged, assigned or encumbered by Tenant without the written consent of Owner.


68.      HAZARDOUS MATERIAL:
         ------------------

         A. Owner shall deliver an ACP-5 certificate for the Demised Premises to Tenant. Owner represents that Owner has no knowledge of the presence of any hazardous substance at the Demised Premises.

         B. If Tenant, its employees, agents or contractors shall cause any hazardous substance or material, including asbestos, petroleum products or any other substance or material declared to be hazardous under any federal, state or local law, ordinance, rule or regulation, to be present at the Demised Premises or the Building, Tenant shall be required to correct and abate that condition in the manner and to the extent required by such legal requirements. Tenant shall defend, indemnify and hold Owner harmless from and against any claims, loss, liability, fines, or penalties arising as a result of any condition created by Tenant, its employees, agents or contractors. The provisions of this Section shall survive the expiration of the term of this Lease.


69.      TENANT'S OPTIONS TO LEASE:
         -------------------------

         A. Tenant shall have the option to elect to lease the fourteenth (14th) floor of the building upon the terms and conditions described below by giving notice to Owner of Tenant's election to do so on or before the thirtieth (30th) day following the date of this Lease. If Tenant shall elect to do so, the following shall apply:

                  1. This Lease shall be automatically amended to include the fourteenth (14th) floor as part of the Demised Premises;

                  2. commencing as of the date Delivery of Possession shall occur with respect to the fourteenth (14th) floor, the annual rate of fixed annual rent shall be increased to Seven Hundred Eighty-seven Thousand Five Hundred ($787,500.00) Dollars for the first five (5) Lease Years and Eight Hundred Sixty-two Thousand Five Hundred ($862,500.00) Dollars from the first day of the sixth (6th) Lease Year until the Expiration Date;

                  3. The multiple in the amount of 25,000 set forth in paragraph 1 of Section B of Rider Article 42 shall be increased to 37,500;

                  4. Tenant's Proportionate Share under Rider Article 43 shall be increased to fifteen (15%) percent;

                  5. Tenant shall deliver plans and specifications for the fourteenth (14th) floor within twenty (20) business days after the date of Tenant's notice and Owner shall be required to perform Owner's Work to prepare that floor for Tenant's occupancy;

                  6. The outside date for the completion of Owner's Work on the fourteenth (14th) floor shall be extended for a period of sixty (60) days after the date referred to in Section (b) of Rider Article 38 and if Delivery of Possession of the original two floors comprising the Demised Premises shall occur prior to the delivery of the fourteenth (14th) floor, the Term of this Lease shall commence upon the occurrence of Delivery of Possession with respect to the original two floors; and

                  7. The security deposit required under Rider Article 67 shall be increased by the sum of Forty-seven Thousand Nine Hundred Sixteen ($47,916.00) Dollars.

                  8. Notwithstanding paragraph 2 above, the increase in rent attributable to the fourteenth (14th) floor shall be abated for the same number of months and in the same manner as the abatement referred to in Rider Article 66.

         B. Subject to a right of first refusal granted to another lessee in the Building, Furman Selz Incorporated, Tenant shall have the option to elect to lease the sixth and/or the seventh floors of the Building by giving notice to Owner of Tenant's election to do so on or before the

"Outside Option Date". With respect to either such floor, the "Outside Option Date" means the earlier to occur of (i) the ninetieth (90th) day following the date of this Lease or (ii) five (5) business days after Owner shall notify Tenant that Owner has received a bonafide offer which Owner is willing to accept from an unaffiliated party to lease any such floor. If Tenant shall elect to do so, Owner shall immediately notify Furman Selz Incorporated of Tenant's offer. If Furman Selz Incorporated exercises that right of first refusal, Tenant's election shall be canceled. If Furman Selz Incorporated shall not exercise its right of first refusal, the following shall apply:

                  1. This Lease shall be automatically amended to include said floor or floors Tenant has elected to lease;

                  2. Commencing as of the date of Delivery of Possession with respect to any such floor, the annual rate of fixed annual rent shall be increased for each such floor leased by Tenant by the sum of Two Hundred Thirty-seven Thousand Five Hundred ($237,500.00) Dollars for the first five (5) Lease Years and by the sum of Two Hundred Sixty-two Thousand Five Hundred ($262,500.00) Dollars from the first day of the sixth (6th) Lease Year until the Expiration Date;

                  3. The multiple set forth in paragraph 1 of Section B of Rider
Article 42 shall be increased, or further increased as the case may be, by the amount 12,500 for each such additional floor Tenant has elected to lease;

                  4. Tenant's Proportionate Share under Rider Article 43 shall be increased by adding an additional five (5%) percent for each such floor Tenant has elected to lease;

                  5. Tenant shall deliver plans and specifications for any such additional floor Tenant has elected to lease within twenty (20) business days after the date Owner shall notify Tenant that Furman Selz Incorporated has not exercised its right of first refusal and Owner shall be required to perform Owner's Work to prepare any such floor for Tenant's occupancy, which work shall be performed with reasonable dispatch in accordance with a work schedule established by Owner in Owner's reasonable judgment;

                  6. The security deposit required under Rider Article 67 shall be increased by the sum of Forty-three Thousand Seven Hundred Fifty ($43,750.00) Dollars for each such additional floor leased by Tenant.

                  7. Notwithstanding the provisions of paragraph 2 above, any increase in rent attributable to any such additional floor shall be abated for the same number of months and in the same manner as the abatement referred to in Rider Article 66.

         C. The provisions of Rider Article 38 and Exhibit A shall control with respect to the performance of Owner's Work for any additional floors leased by Tenant pursuant to Sections A and B above.

         D. If Tenant shall exercise any such option, at the request of either party, the parties shall enter into a confirmatory written agreement reflecting the applicable changes to the Lease.


70.      TENANT'S RIGHT OF FIRST OFFER:
         -----------------------------

         A. At the time the existing Lease with the Natori Company, Inc. for the fifteenth (15th) floor shall be terminated or expire without being renewed or extended, if Owner shall desire to lease that floor to any party which is not affiliated with or under common control with Owner, owned by or related to Owner's principal shareholder, officers or directors or members of their family (an "Affiliated Entity"), provided Tenant shall not be in default under this Lease beyond any applicable notice or grace period, Owner shall notify Tenant of Owner's intention to do so ("Owner's Notice"). Owner's Notice shall set forth the rental rate, the term and other terms and conditions acceptable to Owner.

         B. Tenant shall have fifteen (15) days from the date of Owner's Notice to elect to lease the fifteenth (15th) floor at the rental rate, for the term and upon the terms and conditions set forth in Owner's Notice by notifying Owner of Tenant's agreement to do so. If Tenant shall fail to so notify Owner, Tenant's right of first offer with respect to that floor shall expire and Owner shall be free to lease the floor to any other party at a rental rate of no less than ninety-two and one-half (92.5%) percent of the rental rate set forth in Owner's Notice. If Owner shall seek to lease the floor for more than seven and one-half (7.5%) percent less than the rental rate set forth in Owner's Notice, Tenant's right of first offer shall apply anew with respect to the reduced rental rate.

         C. If Tenant shall elect to lease the vacant space within 15 days after Owner's Notice, Owner shall submit a lease or a lease amendment containing the rental terms, the term and other terms and conditions set forth in Owner's Notice and Tenant shall have ten (10) business days after submission of the lease to execute and deliver it to Owner. If Tenant shall fail to execute and deliver the lease OR AMENDMENT within that 10 business day period, Tenant's right to lease the floor shall expire.

         D. The provisions of this Rider Article 70 shall not apply to the renewal or extension of the existing lease for the fifteenth (15th) floor.

71.      SATELLITE DISH AND EXTERIOR LOUVER:
         ----------------------------------

         A. Subject to Tenant's compliance with applicable legal requirements and approval of the size and manner of installation thereof, Owner hereby consents to the installation of a mini satellite dish on the roof of the building. Owner's consent shall not be unreasonably withheld or delayed. Tenant shall be responsible for any damage to the roof or other portions of the building caused by the installation of that satellite dish.

         B. Subject to compliance with applicable legal requirements, Owner consents that Tenant may install a louver to the exterior of the building at a location on east side of building near lot line windows designated by Owner for the purpose of supplying fresh air to a supplementary air-conditioning system to be installed by Tenant for the purpose of cooling Tenant's telephone room.


72.      MISCELLANEOUS:
         -------------

         A. No receipt of monies by Owner from Tenant, after any reentry or after the cancellation or termination of this lease in any lawful manner, shall reinstate the lease; and after the service of notice to terminate this lease, or after the commencement of any action, proceeding or other remedy, Owner may demand, receive and collect any monies due, and apply them on account of Tenant's obligations under this lease but without in any respect affecting such notice, action, proceeding or remedy, except that if a money judgment is being sought in any such action or proceeding, the amount of such judgment shall be reduced by such payment.

         B. If Tenant is in arrears in the payment of fixed rent or additional rent, Tenant waives it right, if any, to designate the items in arrears against which any payments made by Tenant are to be credited and Owner may apply any of such payments to any such items in arrears as Owner, in its sole discretion, shall determine, irrespective of any designation or request by Tenant as to the items against which any such payments shall be credited.

         C. 1. In every case in which Tenant is required by the terms of this lease to pay to Owner a sum of money as fixed rent, additional rent, or otherwise and payment is not made within ten (10) days after written notice that the same shall become due, interest shall accrue and be payable on such sum or so much thereof as shall be unpaid from the date it becomes due until it is paid. Such interest shall be at an annual rate which shall be two (2) percentage points above the prime commercial lending rate of Citibank, N.A., charged to its customers of highest credit standing for ninety (90) day unsecured loans, in effect from time to time, but in no event more than the highest rate of interest which at such time shall be permitted under the laws of the State of New York.

            2. If Tenant shall issue a check to Owner which is returnable unpaid for any reason, Tenant shall pay Owner an additional charge of $100.00 for Owner's expenses in connection therewith.

         D. Owner will not be required to furnish any services, including window or other cleaning services, except as otherwise expressly provided in this lease.

         E. This lease contains the entire agreement between the parties and all prior negotiations and agreements are merged into this lease. This lease may not be changed, modified, terminated or discharged, in whole or in part, nor any of its provisions waived except by a written instrument which (i) expressly refers to this lease, (ii) is executed by the party against whom enforcement of the change, modification, termination, discharge or waiver is sought and (iii) is reasonably permissible under all mortgages affecting the real property of which the Demised Premises are a part and any underlying leases.

         F. Tenant expressly acknowledges that neither Owner nor Owner's agents has made or is making, and Tenant, in executing and delivering this lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this lease, and no rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth in this lease.

         G. The laws of the State of New York applicable to contracts made and to be performed wholly within the State of New York shall govern and control the validity, interpretation, performance and enforcement of this lease.

         H. Except for the inside surfaces of all walls, windows and doors bounding the Demised Premises, all of the building including exterior building walls, core corridor walls and doors and any core corridor entrance and any space in or adjacent to the Demised Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other building facilities, and the use thereof, as well as access thereto through the Demised Premises for the purpose of operation, maintenance, decoration and repair, are reserved to Owner.

         I. With respect to any provision of this lease which provides, in effect, that Owner shall not unreasonably withhold or unreasonably delay any consent or any approval, Tenant in no event, shall be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim, for money damages; nor shall Tenant claim any money damages by way of setoff, counterclaim or defense, based upon any claim assertion by Tenant that Owner has unreasonably withheld or unreasonably delayed any consent or approval; but Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment, except as otherwise permitted by law if it is proven that Owner acted with malicious intent. As an alternative to commencing any action or proceeding, Tenant may submit the dispute to expedited arbitration before the American Arbitration Association at its New York City offices. The finding of the arbitrator shall be binding upon the parties. Notwithstanding anything to the contrary, Tenant shall have no right to elect to resolve any such dispute by arbitration and Landlord shall not be required to do so if Tenant shall be in default in the payment of fixed rent, additional rent or in default of any other material obligation under the Lease beyond any applicable cure period either at the time a dispute shall arise, at the time the election to arbitrate is sought to be made by Tenant, or at the time an arbitration is scheduled to commence.

         J. Tenant covenants not to place this lease on record without the consent of Owner. At the request of Owner, Tenant will execute a statutory short form lease for recording purposes containing references to such provisions of this lease as Owner, in its sole discretion, shall deem necessary.

         K. All rent payments shall be paid without notice, demand, counterclaim, offset, deduction, defense or abatement except as otherwise provided herein. If the Commencement Date is not the first day of the month, the first and last rent payments shall be for the proportionate fraction of the whole month.

                                                  OWNER:

                                                  A & R REAL ESTATE, INC.

                                                  By: /s/ Signature Illegible
                                                           President

                                                  TENANT:

                                                  NELSON COMMUNICATIONS INC.

                                                  By: /s/ W.K. Nelson
                                                           President

                               EXHIBIT A - PART I
                               ------------------
                               105 MADISON AVENUE

                          BUILDING STANDARD WORKLETTER
                          ----------------------------
                               OFFICE CONSTRUCTION
                               -------------------
                                FEBRUARY 1997 - A
                                -----------------

"BUILDING STANDARD" DEFINITION
------------------------------
The term "Building Standard" shall refer to all work to be performed by Landlord, at his sole expense, on the Demised Premises with "Standard of the Building" materials as outlined in the Workletter of the Lease.

PART A - LANDLORD'S WORK
------------------------
Landlord shall provide and install the following facilities and materials and complete the following work at Landlord's sole cost and expense (except as herein otherwise provided) in accordance with Tenant's Final Plans, as defined in Part B herein. The term "Building Standard" shall mean such materials as Landlord may elect to use as part of its standard construction substantially throughout the Building. For purposes of this Lease the Landlord's work shall be:

(1)      PARTITIONS
         ----------
         A. One (1) lineal foot of drywall partition for every 15 square feet of rentable area.

         B. Drywall partitions shall be constructed of 2-1/2" steel studs 24" on center with a layer of 5/8" sheetrock on each side. Interior partitions shall extend to 6" above the hung ceiling.

         C. Demising partitions shall be constructed of 2-1/2" steel studs with one layer of 5/8" sheetrock on one side and layer of 5/8" sheetrock on the other side. Both layers of 5/8" sheetrock shall extend to the slab above. All demising partitions shall be packed with insulation.

         D. Any angles in any partition shall be at Tenant's expense. Partitions ending at the exterior walls shall meet a column or mullion.

         E. Two (2) 5' long paint-grade hat shelves and poles will be provided.

(2)      DOORS & BUCKS
         -------------

         A. One (1) door and buck for every 25 lineal feet of drywall partition allowed pursuant to Item (1) above.

         B. Doors shall be flush type, hollow metal 3'-0" x 8'-0" high.

         C. Two (2) 5'-0" x 8'-0" closet double doors.

(3)      HARDWARE
         --------

         A. Each interior door allowed pursuant to Item (2) above shall be fitted with one 1/1/2 pair of butt hinges, heavy duty latch set, brushed chrome finish and door bumper.

(4)      ELECTRIC SERVICE
         ----------------

         A. The Demised Premises will be served with an incoming electric service of adequate capacity to meet conditions constructed in accordance with the "Building Standard Workletter". The distribution system is designed for 5 watts per square foot of rentable area for the combined lighting and power load. Subject to the foregoing, any required alteration at electric panel shall be performed by Landlord.

         B. One (1) 15 amp, 120 volt duplex electrical receptacle for every 125 sq. ft. of rentable area, to be installed within building standard partitions specified above.

         C.       Two (2) 30 amp, 120 volt separate circuit outlets.

(5)      LIGHTING
         --------

         A. One (1) modern recessed type fluorescent, 4 tube light fixture with Parawedge lens, for every 90 sq. ft. of rentable area.

         B. One (1) silent type wall switch for every room.

         C. Exit and emergency lighting to be in accordance with state and city Building Code.

(6)      FIRE ALARM
         ----------

         A. Provide five (5) combination speaker/strobe devices per floor and any required work at the central building alarm panel.

(7)      HVAC
         ----

         The HVAC System shall be capable of maintaining 74 degrees Fahrenheit plus or minus 2 degrees, when outdoor conditions are 91 degrees Fahrenheit dry bulb and 75 degrees Fahrenheit wet bulb. The HVAC System shall be capable of maintaining 70 degrees Fahrenheit at outdoor temperature 5 degrees Fahrenheit dry bulb. The HVAC System is designed based upon (i) electrical usage of 5 watts per usable square foot for all purposes (lighting and power) and (ii) occupancy rate of one (1) person per usable 100 square feet.

(8)      ACOUSTIC CEILING
         ----------------

         A. A mechanically suspended acoustic ceiling shall be installed throughout the Demised Premises. The acoustic tile shall be 2' x 2' mineral fissured with an exposed semi-regressed spline suspension system.

(9)      FLOOR COVERING
         --------------

         A. Furnish and install carpeting throughout the Demised Premises in colors selected by the Tenant from samples submitted by the Landlord. If Tenant chooses to install his own carpeting he will be allowed $18.00 per square yard of carpeted area.

         B. Furnish and install 4" vinyl base, straight or cove, on all columns and partitions allowed pursuant to Item (1) above.

(10)     PAINT
         -----

         A. One prime coat and one flat finish coat, in colors selected by Tenant from samples submitted by Landlord. Special colors, and additional colors per room, where requested shall be done at additional expense to Tenant. Paint to be Benjamin Moore flat latex or equal. Doors and door bucks to receive two coats of semi-gloss enamel in the same color as the walls.

         B. Paint existing radiator enclosure as required.

(11)     WINDOW TREATMENT
         ----------------

         A. Furnish and install one Building Standard Solar Shade in each window. Shades shall be of a light neutral color. There shall be no substitution allowed for this item.

(12)     ENTRANCE
         --------

         A. Furnish and install 1/2" clear tempered glass doors, 6' x 8" pair with top and bottom shoe.

                                       Or

         B. Furnish and install 1 3/4" veneered wood doors, 6'-8" pair with hollow metal frame.

(13)     PLUMBING
         --------

         A. Provide one (1) pantry sink and faucet and all associated roughing.


(14)     MILLWORK
         --------

         A. Provide plastic laminate pantry cabinets, both wall and base (including a countertop) not to exceed 10 lineal feet.

The foregoing provisions of this Part A of Exhibit A, Part I shall be deemed to be modified and supplemented by the provisions of Exhibit A, Part II attached hereto and made a part hereof.

PART B - PLANS, SPECIFICATIONS AND DRAWINGS
-------------------------------------------

(1) Tenant, at its sole cost and expense, shall prepare and submit to Landlord, for Landlord's approval, plans, specifications and drawings, including basic construction work and finished work (herein referred to as Tenant's Final Plans) on or before 20 business days after the date of this Lease (the Submission Date).

(2) All engineering for electrical, structural, plumbing and HVAC services required for any of Tenant's layouts, Tenant's Final Plans or Tenant's installations (including Landlord's work under Part A) shall be performed by Landlord's engineers only, and at Tenant's expense.


(3) Tenant's Final Plans shall comply with and conform with the Building plans filed with Department of Buildings, and with all the rules, regulations and/or other requirements of any governmental department having jurisdiction over the construction of the building and/or Demised Premises. Landlord shall, at Tenant's sole cost and expense, file Tenant's Final Plans together with any mechanical plans and specifications with the appropriate governmental agencies in such form (building notice, alteration or other form) as Landlord may direct. Landlord shall also obtain, at Tenant's sole cost and expense, all necessary permits and approvals. Any changes required by any governmental department affecting the construction of the building and/or the Demised Premises shall be complied with by Landlord in completing said building and/or the Demised Premises and shall not be deemed to be a violation of Tenant's Final Plans or any provisions of this Part B, and shall be accepted by the Tenant.

(4) If after the delivery of any phase of Tenant's Final Plans Tenant shall make any changes thereto, Tenant shall reimburse Landlord for any additional costs and expenses in connection therewith, including Landlord's engineers' charges resulting from such changes or revisions. Tenant shall also reimburse Landlord for the delay resulting from such changes or revisions as set forth in Part D thereof.

(5) Tenant's final plans are expressly subject to landlord's written approval, which approval or rejection landlord shall use all reasonable efforts to provide within 2 weeks. Landlord's approval may not address aesthetic matter and shall not be unreasonably withheld provided, however, if Tenant's Final Plans (1) require any materials, services or installations that are not readily available at the appropriate time or will result in an unreasonable delay in construction or (ii) require structural alterations not contemplated under Part A of the Workletter, Landlord may withhold approval. If Landlord shall not disapprove or comment upon the plans and specifications within that two (2) week period, the plans and specifications shall be deemed to be approved.

PART C - TENANT'S WORK
----------------------

All labor and materials which are to be furnished at the expense of Tenant in accordance with Section B above, and all labor and materials required by Tenant for any of its initial installations over and above the work to be furnished by landlord pursuant to Section A above, shall be indicated on Tenant's Final Plans and shall be performed at Tenant's cost and expense.

(A) All such work, irrespective of the nature thereof (excluding carpeting, draperies, furniture, accessories and interior decorations other than wall treatments) shall be performed by Landlord's contractors and shall be charged to Tenant based upon Landlord's actual cost thereof plus 21% of said cost for Landlord's expenses and overhead in connection therewith.

(B) Prior to commencing any such work required by Tenant, Landlord shall submit to Tenant written estimates of the cost of such work with copies of the transmittal letter accompanying such estimates sent to Tenant's attorney as set forth in the Lease. Tenant shall either approve any such estimate within ten working days or reissue a revised set of working drawings eliminating the extra work so as not to delay construction of the work undertaken by Landlord pursuant to Section A above. Failure of Tenant to reply to such estimate as aforesaid within said ten working day period shall be deemed an approval of said estimate with appropriate back-ups. In rejecting any estimate, Tenant may direct Landlord in writing to proceed with such additional materials on a "time and material" basis plus the applicable percentage of cost to be added thereto in accordance with Paragraph A above, and Tenant shall pay such sums as provided in Paragraph C, below. Landlord shall submit to Tenant an itemized statement as to the cost of "time and materials" billed and if requested by Tenant, Landlord shall submit its records substantiating the same.

(C) Tenant agrees to pay Landlord for the cost of such work (together with the applicable percentage of cost set forth in Paragraph A above) as work progresses or materials are delivered, within thirty days after submission of bills therefore.


PART D - SUBSTITUTES AND CREDITS
--------------------------------

Tenant may substitute material, equipment and fixtures for those specified in Section A except where substitution is specifically prohibited, provided that the item substituted is of like kind, quality and character. All finish work shall require the installation of new materials at least comparable to the quality of the item being substituted. Tenant shall pay Landlord the cost to Landlord for such substitute items which are in excess of such items to be furnished. The cost to Tenant for such substitution shall be Landlord's cost for the substitute item less a credit for the item to be furnished, plus 21% of the balance for Landlord's expenses and overhead in the handling of the substitution. Tenant may also request Landlord to omit the installation of any item not theretofore installed, provided Landlord shall not thereafter be obligated to install the same. Tenant shall not be entitled to any credit for any such item omitted against any additional item or any item of a different kind or character. There shall be no cash credits. Where a substitution is made in accordance with the provisions of this Part D, the item substituted shall be deemed the property of Landlord. Any delays resulting from substitutions or omissions designated by Tenant shall be subject to Part E below.


PART E - DELAYS BY TENANT
-------------------------

Tenant has been advised of the importance to Landlord of completing the Demised Premises as speedily as possible and the great financial loss to Landlord resulting from a delay thereof. If Tenant, or Persons Within Tenant's Control, delay the progress or completion of work required to be performed by Landlord hereunder or pursuant to any separate agreement, or delay the Commencement Date of the Lease by (I) failing to submit to Landlord timely any of Tenant's Final Plans, or failing to approve any estimate for additional work or failing to make necessary revisions in Tenant's Final Plans within the time required, or delaying any selections of materials to be made by Tenant, or (ii) requesting changes in Tenant's Final Plans or of any items to be provided by Landlord, or
(iii) otherwise interfering or delaying Landlord's performance, then the date of substantial completion of the Demised Premises shall be deemed to date upon which the Demised Premises would have been substantially completed but for the acts or omissions by Tenant or Persons Within Tenant's Control and Tenant shall reimburse Landlord for Fixed Minimum Rent and additional rent for the period of such delay and for the additional cost to Landlord and damages resulting from such delay, within thirty days after being billed therefore, whether or not the Lease has commenced. Landlord agrees to give written notice to Tenant of any delay which Tenant is causing at or about the time the delay commences. The above provisions shall be in addition to, and not in limitation of, any other rights Landlord shall have under the Lease or at law; provided, however, that Landlord shall not terminate this Lease if Tenant fails to submit Tenant's Final Plans on the submission dates so long as Tenant pays Fixed Minimum Rent for the period of delay and any other sums that may be due, as aforesaid.

                                    EXHIBIT A

                                     PART II
                                     -------

PARTITIONS
----------

         1. Existing exterior walls and core walls will be repaired, if necessary, and painted.

         2. Up to 20% of the interior walls should have 24" high clearstory glass.

         3. Low drywall with wood and/or plastic laminate cap may be substituted for full height dry wall.

         4. In addition to the demising partitions, up to 10% of the interior walls shall have sound attenuating insulation and go slab to slab.

         5. Tenant shall be allowed to angle partitions and dogleg partitions at exterior walls.

HARDWARE
--------

Interior doors shall have heavy duty A.D.A. approved hardware and locksets.

ELECTRIC SERVICE
----------------

         1. Electrical distribution system shall be a minimum of 5 watts per square foot of rentable area.

         2. One 15 amp outlet 120_.duplex outlets shall be provided for every 100 sq. ft. of rentable area.

LIGHTING
--------

         1. Up to 15% of the fixtures may be substituted with fluorescent high hat fixtures with (2) 1BW. The Landlord's contribution for each high hat fixture shall not exceed the cost of the recessed fluorescent fixture.

         2.       All wall switches shall be Decura type.

         3. Lampak units shall be provided in the fluorescent fixtures in accordance with the N.Y.C. Building Codes.

FIRE ALARM
----------

Shall comply to the N.Y.C. Building Code.

H.V.A.C.
--------

Distribution ductwork to accommodate the interior layout shall be provided.

FLOOR COVERING
--------------

Landlord shall repair floor and flash patch as required.

PAINT
-----

A minimum of (2) colors of eggshell finish. Benjamin Moore Paint shall be over a prime coat shall be applied to all gypsum board surfaces. All metal work shall receive (2) coats of semi-gloss in a different color.

WINDOW TREATMENT
----------------

Landlord will consider using a LeVelor "Rivera" Series mini-blind as building standard. If not, Landlord and Tenant will agree upon a building standard blind.

PLUMBING
--------

BATHROOMS
---------

FIRE PROTECTION
---------------

Landlord to compartmentalize space as required by Code.

RADIATOR COVERS
---------------

Landlord to provide for new radiator convector covers using basic standard aluminum covers.

CEILINGS
--------

Tenant may not want to have an acoustic ceiling. Tenant may instead prefer to have Landlord to repair and patch ceiling and paint ceiling.

                                    EXHIBIT B
                                    ---------
                               BASIC BUILDING WORK
                               -------------------

         1. Install new thermopane windows at the Demised Premises.

         2. Renovate lobby, including upgrading floor in elevator cabs.

         3. Prior to Delivery of Possession (as defined in the Lease), remove stairway between 18th and 17th floors and install and patch ceiling of the 17th floor.

         4. Refurbish existing bathrooms to building standards prior to Delivery of Possession with the number of water closets and sinks in the men's and women's bathrooms as existing as of the date hereof and in their present locations. Install one separate ADA compliant bathroom on each floor.

         FIRST AMENDMENT OF LEASE DATED AS OF JUNE 6, 1997 BETWEEN A & R REAL ESTATE, INC. AND NELSON COMMUNICATIONS, INC.

         The parties agree as follows:

                                    ARTICLE I
                                    ---------

                            RECITALS AND DEFINITIONS
                            ------------------------

SECTION 1.01               THE PARTIES
------------               -----------

          (a) A & R Real Estate, Inc. is a New York corporation. It has an address at 105 Madison Avenue, New York, New York 10016. It is referred to below as "Owner".

          (b) Nelson Communications, Inc. is a Delaware corporation. It has an address at 41 Madison Avenue, New York, New York 10016. It is referred to below as "Tenant".

SECTION 1.02               THE LEASE
------------               ---------

         Reference to the "Lease" means the lease dated May 9, 1997 between Owner, as lessor, and Tenant, as lessee, relating to the sixteenth (16th) and seventeenth (17th) floors of the building known as 105 Madison Avenue, New York, New York (the "Building").

SECTION 1.03               DEFINITIONS
------------               -----------

         The words and phrases defined in the Lease have the same meaning in this agreement, except as may be otherwise provided in this agreement.

                                   ARTICLE II
                                   ----------

                                   AMENDMENTS
                                   ----------

SECTION 2.01               THE OPTION TO LEASE
------------               -------------------

          (a) Owner and Tenant hereby confirm that Tenant has validly exercised Tenant's option to lease the fourteenth (14th) floor of the Building pursuant to Rider Section 69 A of the Lease.

          (b) Pursuant to Rider Section 69 A of the Lease, the fourteenth (14th) floor is included as part of the Demised Premises and the provisions of paragraphs 1 through 8 of said Rider Section 69 A apply and are in full force and effect.

          (c) Contemporaneously with the execution of this agreement, Tenant has paid the first month's worth of fixed annual rent in the amount of Twenty-one Thousand, Eight Hundred and Seventy-five ($21,875.00) Dollars attributable to the fourteenth floor and has deposited with Landlord the additional sum of Forty-seven Thousand Nine Hundred Sixteen ($47,916.00) Dollars as additional security to be held and applied pursuant to Rider Article 67 of the Lease.

SECTION 2.02               ASSIGNMENT
------------               ----------

         Rider Section 51H of the Lease is hereby amended as follows:

          (a) the words "either (a)" are inserted after the words "has been previously assigned are" in the fifth line from the bottom of the Section; and

          (b) the words "or (b) sold in connection with or as part of a public offering of such Affiliate's shares" are inserted after the words "over the counter market" in the fourth line from the bottom of the Section.

                                   ARTICLE III
                                   -----------

                               GENERAL PROVISIONS
                               ------------------

SECTION 3.01               CONFIRMATION
------------               ------------

         Except as set forth in this agreement, the Lease remains unchanged and in full force and effect.

SECTION 3.02               SUCCESSORS AND ASSIGNS
------------               ----------------------

         This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 3.03               MODIFICATION
------------               ------------

         This agreement may not be modified orally.

SECTION 3.04               INTERPRETATION
------------               --------------

         This agreement shall be interpreted under and governed by the laws of the State of New York.

         The parties have caused this agreement to be duly executed as of the date set forth above by their respective duly authorized representatives.




                                                  A & R Real Estate, Inc.

                                                  By: /s/ Signature Illegible
                                                                    President

                                                  Nelson Communications, Inc.

                                                  By: /s/ Blanca Stephens
                                                              Blanca Stephens

                             A & R REAL ESTATE, INC.
                               105 MADISON AVENUE
                            NEW YORK, NEW YORK 10016

                                                                   July 28, 1997

Nelson Communications, Inc.
41 Madison Avenue
New York, New York

         Re: Lease dated May 9, 1997 - Nelson Communications, Inc. with A&R Real Estate, Inc. - 105 Madison Avenue, N.Y.
         -----------------------------------------------------

Gentlemen:

         This letter relates to the above captioned lease as amended by the Amendment of Lease dated June 6, 1997, (collectively the "Lease"). This letter is intended to be an amendment of the Lease with respect to the work to be performed at the 14th, 16th and 17th floors of the building. The words and phrases defined with Lease have the same meaning in this letter, except as may be otherwise set forth below.

         With respect to the 16th and 17th floors, reference below to the "Plans and Specifications" means the plans and specifications dated 6/09/97, prepared by Montroy Andersen, numbered 16-A1 through A6, 17A1 through A6, A7 through A14, M1 through M6, F1 through F5, P3 and P4, SP1 through SP3, E1 through E6, FA1 and FA2, which Plans and Specifications have been approved by Owner. Tenant has not yet prepared plans and specifications for the 14th floor. The plans and specifications for the 14th floor work shall be subject to Owner's approval which shall not be unreasonably withheld or delayed. Tenant agrees that the plans and specifications for the 14th floor shall be substantially similar to the Plans and Specifications. The work described in the Plans and Specifications and the contemplated work for the 14th floor are referred to below as "Tenant's Build Out Work".

         We hereby agree as follows:

         1. Notwithstanding the provisions of this Lease, Owner shall not be required to perform any work, including but not limited to Owner's Work, to prepare the 14th, 16th and 17th floors for Tenant's occupancy, except that Owner shall be required to close the opening in the slab between the 17th and 18th floors (unless Tenant and Owner enter into a lease for the 18th floor within 45 days after the date of this letter).

         2. (a) Tenant shall perform Tenant's Build Out Work at Tenant's sole cost and expense.

                   (b) From and after the date hereof, Tenant may enter the Demised Premises for the purpose of performing Tenant's Build Out Work. Tenant's Build Out Work shall be performed in accordance with the Plans and Specifications with respect to the 16th and 17th floors and the plans and specifications approved by Owner with respect to the 14th floor, in a good and workmanlike manner, and in accordance with all applicable legal requirements. Tenant may not commence work at the 14th floor until plans and specifications for the 14th floor have been approved by Owner. Any changes or deletions in Tenant's Build Out Work shall be subject to Owner's approval, which approval shall not be unreasonably withheld. All materials, fixtures and equipment installed by Tenant as part of Tenant's Build Out Work shall be new. Rider
Section 41B is deleted with respect to the 16th and 17th floors.

                   (c) Tenant shall abide by all reasonable rules and regulations prescribed by Owner with respect to the delivery of materials and performance of Tenant's Build Out Work. Tenant shall be responsible for any damage caused to the Building by Tenant's agents, employees, contractors or subcontractors. The provisions of Rider Section 49 of the Lease shall apply with respect to the performance of Tenant's Build Out Work.

                   (d) Upon completion of Tenant's Build Out Work, Tenant shall deliver to Owner a complete and detailed list of the costs and expenses incurred by Tenant for Tenant's Build Out Work and two (2) sets of "as built" plans and specifications for Tenant's Build Out Work.

                   (e) Owner shall be entitled to inspect Tenant's Build Out Work as the work progresses. Tenant's Build Out Work shall be subject to Owner's approval with respect to whether Tenant's Build Out Work conforms to the approved plans and specifications (including the Plans and Specifications) and applicable legal requirements and whether the work was performed in a good and workmanlike manner. Owner's approval shall not be unreasonably withheld. Tenant shall correct any defects or deficiencies in Tenant's Build Out Work. Notwithstanding the provisions of the Lease, during the Term, Tenant shall be responsible for all repairs to any heating, ventilating and air conditioning equipment installed by Tenant. The foregoing shall not be deemed to be a release of Owner's obligation to maintain the existing air-conditioning units servicing the Demised Premises.

                   (f) Owner shall be obligated to complete the unfinished portions of the Basic Building Work pursuant to the Lease.

         3. (a) Upon substantial completion of Tenant's Build Out Work and submission to Owner of reasonably satisfactory evidence that the Tenant's Build Out Work has been paid for in full, no mechanic's liens have been filed, all contractors and subcontractors have delivered the appropriate waiver of liens and all governmental approval and signoffs have been obtained, in addition to the rent concession provided for in Rider Section 66, Tenant shall be entitled to an additional abatement of fixed annual rent in the net amount of One Million One Hundred Ninety Thousand Six Hundred Twenty-five ($1,190,624.00) Dollars less Owner's inspection and supervisory fee of Ninety-nine Thousand Three Hundred Seventy-five ($99,375.00) Dollars. The net additional rent abatement of One Million Ninety-one Thousand Two Hundred Fifty ($1,091,250.00) Dollars shall be applied as follows:

                            (i) The installment of fixed rent for the fifth
(5th) through the twelfth (12th) months of the Term shall be abated in full rather than the one-half abatement provided for in Rider Subsection 66A;

                            (ii) the installment of fixed annual rent due for
the thirteenth (13th) through the twenty-fourth (24th) months of the Term shall be abated in full; and

                            (iii) the installment of fixed annual rent due for
the twenty- fifth (25th) month of the Term shall be reduced by Forty-one Thousand Two Hundred Fifty ($41,250.00) Dollars.

         4. Notwithstanding the provisions of the Lease, the Commencement Date with respect to the entire Demised Premises shall be changed to the ninetieth
(90th) day after the date of this letter.

         5. Any contractor employed by Tenant to perform Tenant's Build Out Work shall be subject to Owner's approval. Which approval shall not be unreasonably withheld.

         6. Owner hereby approves Halpern Construction Company ("Halpern") as a contractor to perform Tenant's Build Out Work. Owner shall cause Halpern to employ the subcontractors listed in Schedule A hereof to perform the HVAC work, the sprinkler work, the plumbing work, the electrical work and the Class E fire safety work provided for in the Plans and Specifications. With respect to the electrical work, Tenant and/or its general contractor and not the electricity subcontractor shall supply the electrical fixtures. Tenant and/or its general contractor shall be solely responsible for any delay in supplying same or any missing, defective or incomplete fixtures and delays arising therefrom.

         7. Except as set forth in this letter, the Lease remains unchanged and in full force and effect.

         Please confirm your agreement to the foregoing by countersigning a counterpart of this letter.

                                                               Very truly yours,

                                                         A & R Real Estate, Inc.

                                                     By: /s/ Signature Illegible
                                                                       President

Agreed as of July 28, 1997

Nelson Communications, Inc.

By: /s/ Blanca Stephens

                                   SCHEDULE A
                                   ----------

                                                             16th and 17th Floor

                                                                                Prices
                                                                                ------
1. HVAC:                                    Meltzer Wimco                       $121,000

2. Plumbers & Sprinklers:                   Melenik Plumbing                    $ 67,000

3. Electric:                                Sidney Electric                     $175,000
                                                                                (Labor Only)

4. Class E Alarm:                           FSA Fire Alarm                      $ 24,725

NOTE: Subject to differences in the scope of the work for the 14th floor, Bid Prices for the 14th floor shall be reasonably comparable to the above prices.

         THIRD AMENDMENT OF LEASE DATED AS OF OCTOBER 1, 1997 BETWEEN A & R REAL ESTATE, INC. AND NELSON COMMUNICATIONS, INC.

         The parties agree as follows:

                                    ARTICLE I
                                    ---------

                            RECITALS AND DEFINITIONS
                            ------------------------

SECTION 1.01               THE PARTIES
------------               -----------

          (a) A & R Real Estate, Inc. is a New York corporation. It has an address at 105 Madison Avenue, New York, New York 10016. It is referred to below as "Owner".

          (b) Nelson Communications, Inc. is a Delaware corporation. It has an address at 41 Madison Avenue, New York, New York 10016. It is referred to below as "Tenant".

SECTION 1.02               THE LEASE AND LEASE YEAR
------------               ------------------------

          (a) Reference to the "Lease" means the lease dated May 9, 1997 between Owner, as lessor, and Tenant, as lessee, relating to the sixteenth (16th) and seventeenth (17th) floors of the building known as 105 Madison Avenue, New York, New York (the "Building"), as amended by the First Amendment of Lease dated as of June 6, 1997 confirming the addition of the fourteenth (14th) floor of the Building as part of the Demised Premises, and by a letter agreement dated July 28, 1997.

          (b) The parties hereby confirm that the first "Lease Year" of the Lease shall commence on October 26, 1997 and shall end on October 31, 1998.

SECTION 1.03               DEFINITIONS
------------               -----------

         The words and phrases defined in the Lease have the same meaning in this agreement, except as may be otherwise provided in this agreement.

SECTION 1.04               AGREEMENT TO AMEND
-------------              ------------------

         The parties have agreed to further amend the Lease by adding the eighteenth (18th) floor of the Building as part of the Demised Premises.

                                   ARTICLE II
                                   ----------

                                   AMENDMENTS
                                   ----------

SECTION 2.01               THE ADDITIONAL PREMISES
------------               -----------------------

         The eighteenth (18th) floor of the Building is hereby added to and included as part of the Demised Premises. Tenant represents that Tenant is familiar with the condition of the eighteenth (18th) floor and agrees to accept possession of it in "as is" condition as of the date of this Agreement. Tenant shall be entitled to possession of the eighteenth (18th) floor on the date of this Agreement. Owner shall not be required to perform any work with respect to the eighteenth (18th) floor of the Building. Landlord shall not be required to enclose the floor slab between the seventeenth (17th) and eighteenth (18th) floors.

SECTION 2.02               ADDITIONAL SECURITY AND FIXED RENT
------------               ----------------------------------

         Contemporaneously with the execution of this agreement, Tenant has paid the first month's worth of the "Eighteenth Floor Rent" (as defined below) in the amount of Twenty- four Thousand Four Hundred Seventy-nine Dollars and 67/100 ($24,479.67) Dollars and has deposited with Landlord the additional sum of Fifty-three Thousand One Hundred Twenty-five ($53,125.00) Dollars as additional security to be held and applied pursuant to Rider Article 67 of the Lease.

SECTION 2.03               RENTAL INCREASE
------------               ---------------

          (a) Commencing as of January 1, 1998, subject to the abatement provided for in Section 2.04 below, the annual rate of fixed annual rent payable under the Lease is further increased by an annual rate of fixed rent equal to the "Eighteenth Floor Rent". Reference to the "Eighteenth Floor Rent" means the annual rate of fixed rent attributable to the eighteenth floor at the following annual rates:

                   (i) for the period from January 1, 1998 until the end of the fifth (5th) Lease Year, the Eighteenth Floor Rent shall be Two Hundred Ninety-three Thousand Seven Hundred Fifty ($293,750.00) Dollars; and

                   (ii) from the first day of the sixth (6th) Lease Year until the Expiration Date, the Eighteenth Floor Rent shall be Three Hundred Eighteen Thousand Seven Hundred Fifty ($318,750.00) Dollars.

          (b) Commencing as of January 1, 1998, the multiple set forth in paragraph 1 of Section B of Rider Article 42 shall be increased by an additional 12,500 to an aggregate of 50,000.

          (c) Commencing as of January 1, 1998, Tenant's Pro Rata Share under
Article 43 shall be increased by an additional five (5%) percent to an aggregate of twenty (20%) percent.

          (d) The Eighteenth Floor Rent shall not be payable for the period from October 1, 1997 until December 31, 1997.

SECTION 2.04               ABATEMENT OF EIGHTEENTH FLOOR RENT
------------               ----------------------------------

          (a) Notwithstanding the provisions of subsection 2.03(a) above, the increase in fixed annual rent provided for in said subsection 2.03(a) above shall be abated as follows:

                   (i) The Eighteenth Floor Rent shall not be payable for the eight (8) month period from January 1, 1998 through August 31, 1998; and

                   (ii) Provided Tenant shall not be in default beyond any applicable notice or cure period, including any default relating to Tenant's obligation under Section 2.05, in order to partially reimburse Tenant for the cost of preparing the Demised Premises for Tenant's possession, commencing on September 1, 1998 and on the first day of each month thereafter, Tenant shall be entitled to an abatement of the monthly installments of the Eighteenth Floor Rent until Tenant has received an aggregate abatement pursuant to this part (ii) equal to "Tenant's Eighteenth Floor Costs".

          (b) "Tenant's Eighteenth Floor Costs" means the lesser of (i) ninety-five (95%) percent of actual costs of work performed at and improvements made by or on behalf of Tenant to the eighteenth (18th) floor (the "Eighteenth Floor Work") and (ii) the difference between (x) Three Hundred Seventy-five Thousand ($375,000.00) Dollars less (y) five (5%) percent of the actual cost of the Eighteenth Floor Work.

SECTION 2.05               PERFORMANCE OF THE WORK
------------               -----------------------

          (a) Tenant shall perform the Eighteenth Floor Work at Tenant's sole cost and expense. Prior to commencing any part of the Eighteenth Floor Work, Tenant shall submit to Owner complete plans and specifications for the Eighteenth Floor Work for Owner's approval. Owner's approval of the Eighteenth Floor Work shall not be unreasonably withheld or delayed and shall not be deemed to be an agreement by Owner that the plans and specifications comply with applicable legal requirements. The plans and specifications shall be prepared by an architect licensed in the State of New York. The Eighteenth Floor Work shall be performed in a good and workmanlike manner in accordance with the approved plans and specifications and applicable legal requirements.

          (b) Tenant shall abide by all reasonable rules and regulations prescribed by Owner with respect to the delivery of materials and performance of the Eighteenth Floor Work. Tenant shall be responsible for any damage caused to the Building by Tenant's agents, employees, contractors or subcontractors. The provisions of Rider Section 49 of the Lease shall apply with respect to the performance of the Eighteenth Floor Work.

          (c) Upon completion of the Eighteenth Floor Work, Tenant shall deliver to Owner a complete and detailed list of the costs and expenses incurred by Tenant for the Eighteenth Floor Work and two (2) sets of "as built" plans and specifications for the Eighteenth Floor Work.

          (d) Owner shall be entitled to inspect the Eighteenth Floor Work as the work progresses. The Eighteenth Floor Work shall be subject to Owner's approval with respect to whether the Eighteenth Floor Work conforms to the approved plans and specifications and applicable legal requirements and whether the work was performed in a good and workmanlike manner. Owner's approval shall not be unreasonably withheld. Tenant shall correct any defects or deficiencies in the Eighteenth Floor Work. Notwithstanding the provisions of the Lease, during the Term, Tenant shall be responsible for all repairs of any portion of the Eighteenth Floor Work including any repairs to any heating, ventilating and air conditioning installations or equipment installed by Tenant as part of the Eighteenth Floor Work. The parties hereby confirm that the Owner shall be responsible for the repair of the heating, ventilating and air-conditioning unit located on the eighteenth (18th) floor on the date of this Agreement.

          (e) Upon substantial completion of the Eighteenth Floor Work, Tenant shall deliver to Owner reasonably satisfactory evidence that the Eighteenth Floor Work has been paid for in full, no mechanic's liens have been filed, all contractors and subcontractors have delivered the appropriate waiver of liens and all governmental approvals and signoffs have been obtained.

SECTION 2.06               CONTRACTORS
------------               -----------

          (a) Any general contractor or construction manager employed by Tenant with respect to the Eighteenth Floor Work shall be subject to Owner's approval, which approval shall not be unreasonably withheld. Notwithstanding anything to the contrary, Tenant shall not be permitted to employ Halpern Construction Company or any affiliate, person or party related to Halpern Construction Company with respect to the performance of the Eighteenth Floor Work.

          (b) Tenant and any contractor or construction manager employed by Tenant shall be required to employ the subcontractors designated by Owner for the performance of any electrical, plumbing, heating and air-conditioning and alarm work at the eighteenth floor.

                                   ARTICLE III
                                   -----------

                               GENERAL PROVISIONS
                               ------------------

SECTION 3.01               CONFIRMATION
------------               ------------

         Except as set forth in this agreement, the Lease remains unchanged and in full force and effect.

SECTION 3.02               SUCCESSORS AND ASSIGNS
------------               ----------------------

         This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 3.03               BROKERS
------------               -------

         The parties hereby represent to each other that they have dealt with no brokers in connection with this amendment agreement and the Lease other than Newmark & Co. and Insignia/Edward S. Gordon Co.

SECTION 3.04               MODIFICATION
------------               ------------

         This agreement may not be modified orally.

SECTION 3.05               INTERPRETATION
------------               --------------

         This agreement shall be interpreted under and governed by the laws of the State of New York.

         The parties have caused this agreement to be duly executed as of the date set forth above by their respective duly authorized representatives.


                                                        A & R Real Estate, Inc.

                                                    By: /s/ Signature Illegible
                                                        ----------------------
                                                    Nelson Communications, Inc.

                                                        By: /s/ Blanca Stephens

                               EXHIBIT A - PART I
                               ------------------

                               105 MADISON AVENUE

                          BUILDING STANDARD WORKLETTER
                          ----------------------------

                               OFFICE CONSTRUCTION
                               -------------------

                                FEBRUARY 1997 - A
                                -----------------

"BUILDING STANDARD" DEFINITION
------------------------------

The term "Building Standard" shall refer to all work to be performed by Landlord, at his sole expense, on the Demised Premises with "Standard of the Building" materials as outlined in the Workletter of the Lease.

PART A - LANDLORD'S WORK
------------------------

Landlord shall provide and install the following facilities and materials and complete the following work at Landlord's sole cost and expense (except as herein otherwise provided) in accordance with Tenant's Final Plans, as defined in Part B herein. The term "Building Standard" shall mean such materials as Landlord may elect to use as part of its standard construction substantially throughout the Building. For purposes of this Lease the Landlord's work shall be:

 (1)     PARTITIONS
         ----------

         A. One (1) lineal foot of drywall partition for every 15 square feet of rentable area.

         B. Drywall partitions shall be constructed of 2 1/2" steel studs 24" on center with a layer of 5/8" sheetrock on each side. Interior partitions shall extend to 6" above the hung ceiling.

         C. Demising partitions shall be constructed of 2 1/2" steel studs with one layer of 5/8" sheetrock on one side and layer of 5/8" sheetrock on the other side. Both layers of 5/8" sheetrock shall extend to the slab above. All demising partitions shall be packed with insulation.

         D. Any angles in any partition shall be at Tenant's expense. Partitions ending at the exterior walls shall meet a column or mullion.

         E. Two (2) 5' long paint-grade hat shelves and poles will be provided.

 (2)     DOORS & BUCKS
         -------------

         A. One (1) door and buck for every 25 lineal feet of drywall partition allowed pursuant to Item (1) above.

         B. Doors shall be flush type, hollow metal 3'-0" x 8'-0" high.

         C. Two (2) 5'-0" x 8'-0" closet double doors.

 (3)     HARDWARE
         --------

A. Each interior door allowed pursuant to Item (2) above shall be fitted with one 1/1/2 pair of butt hinges, heavy duty latch set, brushed chrome finish and door bumper.

 (4)     ELECTRIC SERVICE
         ----------------

         A. The Demised Premises will be served with an incoming electric service of adequate capacity to meet conditions constructed in accordance with the "Building Standard Workletter". The distribution system is designed for 5 watts per square foot of rentable area for the combined lighting and power load. Subject to the foregoing, any required alteration at electric panel shall be performed by Landlord.

         B. One (1) 15 amp, 120 volt duplex electrical receptacle for every 125 sq. ft. of rentable area, to be installed within building standard partitions specified above.

         C.       Two (2) 30 amp, 120 volt separate circuit outlets.

 (5)     LIGHTING
         --------

         A. One (1) modern recessed type fluorescent, 4 tube light fixture with Parawedge lens, for every 90 sq. ft. of rentable area.

         B.       One (1) silent type wall switch for every room.

         C. Exit and emergency lighting to be in accordance with state and city Building Code.

 (6)     FIRE ALARM
         ----------

         A. Provide five (5) combination speaker/strobe devices per floor and any required work at the central building alarm panel.

 (7)     HVAC
         ----

         The HVAC System shall be capable of maintaining 74 degrees Fahrenheit plus or minus 2 degrees, when outdoor conditions are 91 degrees Fahrenheit dry bulb and 75 degrees Fahrenheit wet bulb. The HVAC System shall be capable of maintaining 70 degrees Fahrenheit at outdoor temperature 5 degrees Fahrenheit dry bulb. The HVAC System is designed based upon (i) electrical usage of 5 watts per usable square foot for all purposes (lighting and power) and (ii) occupancy rate of one (1) person per usable 100 square feet.

 (A)     ACOUSTIC CEILING
         ----------------

         A. A mechanically suspended acoustic ceiling shall be installed throughout the Demised Premises. The acoustic tile shall be 2' x 2' mineral fissured with an exposed semi-regressed spline suspension system.

 (9)     FLOOR COVERING
         --------------

         A. Furnish and install carpeting throughout the Demised Premises in colors selected by the Tenant from samples submitted by the Landlord. If Tenant chooses to install his own carpeting he will be allowed $18.00 per square yard of carpeted area.

         B. Furnish and install 4" vinyl base, straight or cove, on all columns and partitions allowed pursuant to Item (1) above.

 (10)    PAINT
         -----

         A. One prime coat and one flat finish coat, in colors selected by Tenant from samples submitted by Landlord. Special colors, and additional colors per room, where requested shall be done at additional expense to Tenant. Paint to be Benjamin Moore flat latex or equal. Doors and door bucks to receive two coats of semi-gloss enamel in the same color as the walls.

         B.       Paint existing radiator enclosure as required.

 (11)    WINDOW TREATMENT
         ----------------

         A. Furnish and install one Building Standard Solar Shade in each window. Shades shall be of a light neutral color. There shall be no substitution allowed for this item.

 (12)    ENTRANCE
         --------

         A. Furnish and install 1/2" clear tempered glass doors, 6' x 8" pair with top and bottom shoe.

                                       Or

         B. Furnish and install 1 3/4" vaneered wood doors, 6'-8" pair with hollow metal frame.

 (13)    PLUMBING
         --------

         A. Provide one (1) pantry sink and faucet and all associated roughing.

 (14)    MILLWORK
         --------

         A. Provide plastic laminate pantry cabinets, both wall and base (including a countertop) not to exceed 10 lineal feet.

The foregoing provisions of this Part A of Exhibit A, Part I shall be deemed to be modified and supplemented by the provisions of Exhibit A, Part II attached hereto and made a part hereof.

PART B - PLANS, SPECIFICATIONS AND DRAWINGS
-------------------------------------------

(1) Tenant, at its sole cost and expense, shall prepare and submit to Landlord, for Landlord's approval, plans, specifications and drawings, including basic construction work and finished work (herein referred to as Tenant's Final Plans) on or before 20 business days after the date of this Lease (the Submission Date).

(2) All engineering for electrical, structural, plumbing and HVAC services required for any of Tenant's layouts, Tenant's Final Plans or Tenant's installations (including Landlord's work under Part A) shall be performed by Landlord's engineers only, and at Tenant's expense.

(3) Tenant's Final Plans shall comply with and conform with the Building plans filed with Department of Buildings, and with all the rules, regulations and/or other requirements of any governmental department having jurisdiction over the construction of the building and/or Demised Premises. Landlord shall, at Tenant's sole cost and expense, file Tenant's Final Plans together with any mechanical plans and specifications with the appropriate governmental agencies in such form (building notice, alteration or other form) as Landlord may direct. Landlord shall also obtain, at Tenant's sole cost and expense, all necessary permits and approve's. Any changes required by any governmental department affecting the construction of the building and/or the Demised Premises shall be complied with by Landlord in completing said building and/or the Demised Premises and shall not be deemed to be a violation of Tenant's Final Plans or any provisions of this Part B, and shall be accepted by the Tenant.

(4) If after the delivery of any phase of Tenant's Final Plans Tenant shall make any changes thereto, Tenant shall reimburse Landlord for any additional costs and expenses in connection therewith, including Landlord's engineers' charges resulting from such changes or revisions. Tenant shall also reimburse Landlord for the delay resulting from such changes or revisions as set forth in Part D thereof.

(5) Tenant's Final Plans are expressly subject to Landlord's written approval, which approval or rejection Landlord shall use all reasonable efforts to provide within 2 weeks. Landlord's approval may not address asthetic matter and shall not be unreasonably withheld provided, however, if Tenant's Final Plans (1) require any materials, services or installations that are not readily available at the appropriate time or will result in an unreasonable delay in construction or (ii) require structural alterations not contemplated under Part A of the Workletter, Landlord may withhold approval. If Landlord shall not disapprove or comment upon the plans and specifications within that two (2) week period, the plans and specifications shall be deemed to be approved.

PART C - TENANT'S WORK
----------------------

All labor and materials which are to be furnished at the expense of Tenant in accordance with Section B above, and all labor and materials required by Tenant for any of its initial installations over and above the work to be furnished by landlord pursuant to Section A above, shall be indicated on Tenant's Final Plans and shall be performed at Tenant's cost and expense.

(A) All such work, irrespective of the nature thereof (excluding carpeting, draperies, furniture, accessories and interior decorations other than wall treatments) shall be performed by Landlord's contractors and shall be charged to Tenant based upon Landlord's actual cost thereof plus 21% of said cost for Landlord's expenses and overhead in connection therewith.

(B) Prior to commencing any such work required by Tenant, Landlord shall submit to Tenant written estimates of the cost of such work with copies of the transmittal letter accompanying such estimates sent to Tenant's attorney as set forth in the Lease. Tenant shall either approve any such estimate within ten working days or reissue a revised set of working drawings eliminating the extra work so as not to delay construction of the work undertaken by Landlord pursuant to Section A above. Failure of Tenant to reply to such estimate as aforesaid within said ten working day period shall be deemed an approval of said estimate with appropriate back-ups. In rejecting any estimate, Tenant may direct Landlord in writing to proceed with such additional materials on a "time and material" basis plus the applicable percentage of cost to be added thereto in accordance with Paragraph A above, and Tenant shall pay such sums as provided in Paragraph C, below. Landlord shall submit to Tenant an itemized statement as to the cost of "time and materials" billed and if requested by Tenant, Landlord shall submit its records substantiating the same.

(C) Tenant agrees to pay Landlord for the cost of such work (together with the applicable percentage of cost set forth in Paragraph A above) as work progresses or materials are delivered, within thirty days after submission of bills therefore.

PART D - SUBSTITUTES AND CREDITS
--------------------------------

Tenant may substitute material, equipment and fixtures for those specified in Section A except where substitution is specifically prohibited, provided that the item substituted is of like kind, quality and character. All finish work shall require the installation of new materials at least comparable to the quality of the item being substituted. Tenant shall pay Landlord the cost to Landlord for such substitute items which are in excess of such items to be furnished. The cost to Tenant for such substitution shall be Landlord's cost for the substitute item less a credit for the item to be furnished, plus 21% of the balance for Landlord's expenses and overhead in the handling of the substitution. Tenant may also request Landlord to omit the installation of any item not theretofore installed, provided Landlord shall not thereafter be obligated to install the same. Tenant shall not be entitled to any credit for any such item omitted against any additional item or any item of a different kind or character. There shall be no cash credits. Where a substitution is made in accordance with the provisions of this Part D, the item substituted shall be deemed the property of Landlord. Any delays resulting from substitutions or omissions designated by Tenant shall be subject to Part E below.

PART E - DELAYS BY TENANT
-------------------------

Tenant has been advised of the importance to Landlord of completing the Demised Premises as speedily as possible and the great financial loss to Landlord resulting from a delay thereof. If Tenant, or Persons Within Tenant's Control, delay the progress or completion of work required to be performed by Landlord hereunder or pursuant to any separate agreement, or delay the Commencement Date of the Lease by (I) failing to submit to Landlord timely any of Tenant's Final Plans, or failing to approve any estimate for additional work or failing to make necessary revisions in Tenant's Final Plans within the time required, or delaying any selections of materials to be made by Tenant, or (ii) requesting changes in Tenant's Final Plans or of any items to be provided by Landlord, or
(iii) otherwise interfering or delaying Landlord's performance, then the date of substantial completion of the Demised Premises shall be deemed to date upon which the Demised Premises would have been substantially completed but for the acts or omissions by Tenant or Persons Within Tenant's Control and Tenant shall reimburse Landlord for Fixed Minimum Rent and additional rent for the period of such delay and for the additional cost to Landlord and damages resulting from such delay, within thirty days after being billed therefore, whether or not the Lease has commenced. Landlord agrees to give written notice to Tenant of any delay which Tenant is causing at or about the time the delay commences. The above provisions shall be in addition to, and not in limitation of, any other rights Landlord shall have under the Lease or at law; provided, however, that Landlord shall not terminate this Lease if Tenant fails to submit Tenant's Final Plans on the submission dates so long as Tenant pays Fixed Minimum Rent for the period of delay and any other sums that may be due, as aforesaid.

                                    EXHIBIT A

                                     PART II
                                     -------

PARTITIONS
----------

         1. Existing exterior walls and core walls will be repaired, if necessary, and painted.

         2. Up to 20% of the interior walls should have 24" high clearstory glass.

         3. Low drywall with wood and/or plastic laminate cap may be substituted for full height dry wall.

         4. In addition to the demising partitions, up to 10% of the interior walls shall have sound attenuating insulation and go slab to slab.

         5. Tenant shall be allowed to angle partitions and dogleg partitions at exterior walls.

HARDWARE
--------
Interior doors shall have heavy duty A.D.A. approved hardware and locksets.

ELECTRIC SERVICE
----------------

         1. Electrical distribution system shall be a minimum of 5 watts per square foot of rentable area.

         2. One 15 amp outlet 120_. duplex outlets shall be provided for every 100 sq. ft. of rentable area.

LIGHTING
--------

         1. Up to 15% of the fixtures may be substituted with fluorescent high hat fixtures with (2) 1BW. The Landlord's contribution for each high hat fixture shall not exceed the cost of the recessed fluorescent fixture.

         2.       All wall switches shall be Decura type.

         3. Lampak units shall be provided in the fluorescent fixtures in accordance with the N.Y.C. Building Codes.

FIRE ALARM
----------
Shall comply to the N.Y.C. Building Code.

H.V.A.C.
--------

Distribution ductwork to accommodate the interior layout shall be provided.

FLOOR COVERING
--------------
Landlord shall repair floor and flash patch as required.

PAINT
-----
A minimum of (2) colors of eggshell finish. Benjamin Moore Paint shall be over a prime coat shall be applied to all gypsum board surfaces. All metal work shall receive (2) coats of semi-gloss in a different color.

WINDOW TREATMENT
----------------
Landlord will consider using a LeVelor "Rivera" Series mini-blind as building standard. If not, Landlord and Tenant will agree upon a building standard blind.

PLUMBING
--------

BATHROOMS
---------

FIRE PROTECTION
---------------
Landlord to compartmentalize space as required by Code.

RADIATOR COVERS
---------------
Landlord to provide for new radiator convector covers using basic standard aluminum covers.

CEILINGS
--------
Tenant may not want to have an acoustic ceiling. Tenant may instead prefer to have Landlord to repair and patch ceiling and paint ceiling.